EXECUTION COPY

AMENDMENT AGREEMENT dated as of February 20, 2004 (this “Agreement”), to the Credit Agreement dated as of July 28, 2002 (the “Existing Credit Agreement”), among BUFFETS, INC., a Minnesota corporation (the “Borrower”), BUFFETS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Subsidiaries identified on Annex I (the “Subsidiary Guarantors” and, together with Holdings, the “Reaffirming Parties”), the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch, as administrative agent for the Existing Lenders (in such capacity, the “Administrative Agent”), and as collateral agent for the Existing Lenders (in such capacity, the “Collateral Agent”).

                                        A.       Pursuant to the Existing Credit Agreement, the Existing Lenders have extended, and have agreed to extend, credit to the Borrower.

                                        B.       Holdings and the Borrower have requested that (a) the persons listed under the caption “Term Lenders” on the signature pages hereto (the “Term Lenders”) agree to make new Term Loans to the Borrower on the Restatement Date (as defined below), in an aggregate principal amount of $230,000,000, and (b) the persons listed under the caption “PF Lenders” on the signature pages hereto (the “PF Lenders”) agree to participate in PF Letters of Credit in an aggregate face amount at any time outstanding not in excess of $30,000,000, and to pre-fund such participations in cash into the Credit-Linked Deposit Account.

                                        C.       The Term Lenders are willing to make such Term Loans to the Borrower on the Restatement Date and the PF Lenders are willing to assume their respective PF L/C Commitments and fund their Credit-Linked Deposits, in each case subject to the terms and conditions and for the purposes set forth in the Restated Credit Agreement.

                                        D.      The Borrower and the Restatement Required Lenders (as defined below) desire to amend and restate the Existing Credit Agreement in the form of the Restated Credit Agreement (as defined below) to, among other things, set forth the terms and conditions under which the Term Lenders will make the new Term Loans to the Borrower and the PF Lenders will assume respective PF L/C Commitments and fund their Credit-Linked Deposits and to make certain other amendments thereto.

                                        E.       The Borrower, Holdings, the Subsidiary Guarantors and the Collateral Agent have entered into the Guarantee and Collateral Agreement dated as of June 28, 2002 (the “Guarantee and Collateral Agreement”), pursuant to which, among other things, Holdings and the Subsidiary Guarantors guaranteed the obligations of the Borrower under the Existing Credit Agreement and provided security therefor.

                                        F.       Each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of the consummation of the Transactions and the Restated Credit Agreement’s becoming effective and each Reaffirming Party is willing to reaffirm its obligations under the Guarantee and Collateral Agreement and the other Security Documents (as defined in the Existing Credit Agreement).

                                        G.      The amendment and restatement of the Existing Credit Agreement evidenced by the Restated Credit Agreement is subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 6 hereof and shall become effective as provided in Section 12 hereof.

                                        H.       Capitalized terms used but not defined herein shall have the meanings given them in the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”).

                                        Accordingly, the parties hereto hereby agree as follows:

                                        SECTION 1.    Commitments; Termination; Agreements. (a) On and as of the Restatement Date, the Commitment of each Revolving Credit Lender, each Term Lender, each UF Lender and each PF Lender shall be as set forth on Schedule 2.01 to the Restated Credit Agreement.

                                        (b)    Subject to the terms and conditions set forth in the Restated Credit Agreement, (i) each Term Lender agrees, severally and not jointly, to make a Term Loan to the Borrower on the Restatement Date in a principal amount not to exceed its Term Loan Commitment and (ii) each PF Lender agrees, severally and not jointly, to deposit its PF Pro Rata Percentage of the aggregate PF L/C Commitment with the Administrative Agent for deposit in the Credit-Linked Deposit Account.

                                        (c)    On the Restatement Date, the Borrower shall repay all Existing Term Loans, together with accrued interest thereon, with a portion of the proceeds of the Term Loans (the “Term Loan Repayment”). On the Restatement Date, each holder of Existing Term Loans (the “Existing Term Lenders”), to the extent of the Term Loan Repayment, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral; provided, however, that each Existing Term Lender shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 of the Existing Credit Agreement as in effect immediately prior to the Restatement Date.

                                        (d)     On the Restatement Date, upon the effectiveness of the Restated Credit Agreement, (i) each Revolving Loan outstanding under the Existing Credit Agreement shall be deemed to be a Revolving Loan under the Restated Credit Agreement, (ii) each Swingline Loan outstanding under the Existing Credit Agreement shall be deemed to be a Swingline Loan under the Restated Credit Agreement and (iii) each Letter of Credit outstanding under the Existing Credit Agreement shall be deemed to be a UF Letter of Credit or a PF Letter of Credit under the Restated Credit Agreement, in each case as set forth on Schedule 1.01(a) to the Restated Credit Agreement.

                                        SECTION 2.    Amendment and Restatement of the Existing Credit Agreement. The Borrower and the Restatement Required Lenders agree that the Existing Credit Agreement (including all exhibits and schedules thereto) shall be amended and restated on the Restatement Date such that, on the Restatement Date, the terms set forth in Exhibit A hereto shall replace and supersede the terms of the Existing Credit Agreement. As used in the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Restated Credit Agreement, mean the Restated Credit Agreement. As used in any other Loan Document, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Restated Credit Agreement, all references to the Credit Agreement shall, unless the context otherwise requires, mean the Restated Credit Agreement.

                                        SECTION 3.     Reaffirmation. Each Reaffirming Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement or the Restated Credit Agreement, the Guarantee and Collateral Agreement and each of the other Security Documents (as defined in the Existing Credit Agreement) continue to be in full force and effect, (b) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guarantee and Collateral Agreement and the other Security Documents as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Restated Credit Agreement and the other Loan Documents, and (c) affirms and confirms that all the representations and warranties made by or relating to it contained in the Restated Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date.

                                        SECTION 4.     Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings and the Borrower represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Agreement, (a) the representations and warranties contained in Article III of the Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Event of Default or Default has occurred and is continuing.

                                        SECTION 5.     Fees. The Borrower agrees to pay to each Existing Lender that executes and delivers a copy of this Agreement to the Administrative Agent (or its counsel) at or prior to 12:00 (noon), New York City time, on February 20, 2004, through the Administrative Agent, an amendment fee (collectively, the “Amendment Fees”) in an amount equal to 0.075% of the sum of (a) the outstanding Existing Term Loans of such Existing Lender immediately prior to the Term Loan Repayment, (b) the outstanding Revolving Credit Commitment (as defined in the existing Credit Agreement) (whether used or unused) of such Existing Lender and (c) the outstanding Letter of Credit Facility Commitment (as defined in the existing Credit Agreement) (whether used or unused) of such Existing Lender on the Restatement Date. The Amendment Fees shall be payable in full, in immediately available funds, on the Restatement Date. Once paid, none of such fees shall be refundable under any circumstances.

                                        SECTION 6.     Conditions to the Effectiveness of the Restated Credit Agreement. The Restated Credit Agreement shall become effective on the date (the “Restatement Date”) on which each of the conditions in Section 4.02 of the Restated Credit Agreement is satisfied or waived.

                                        SECTION 7.     Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                        SECTION 8.     No Novation. Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, except as expressly provided for herein with respect to the Term Loan Repayment. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except with respect to the Term Loan Repayment and as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or the Borrower or any other Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder except with respect to the Term Loan Repayment. The Existing Credit Agreement and each of the other Loan Documents (as defined in the Existing Credit Agreement) shall remain in full force and effect, until and except as modified hereby or in connection herewith or therewith. This Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Restated Credit Agreement.

                                        SECTION 9.     Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

                                        SECTION 10.     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                                        SECTION 11.     Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                                        SECTION 12.     Effectiveness; Amendment. This Agreement shall become effective as of the date set forth above on the date on which the Administrative Agent (or its counsel) shall have received (a) counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Restatement Required Lenders and (b) the Amendment Fees. As used herein, the term “Restatement Required Lenders” shall mean (a) the Required Lenders, (b) each PF Lender and (c) each Term Lender. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

                                        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BUFFETS, INC.,

By:	/s/ R. Michael Andrews Jr.

Name:	R. Michael Andrews, Jr.
Title:	CFO

BUFFETS HOLDINGS, INC.,

By:	/s/ R. Michael Andrews Jr.

Name:	R. Michael Andrews, Jr.
Title:	CFO

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as an Existing Lender and as Administrative Agent

By:	/s/ Robert Hetu

Name:	Robert Hetu
Title:	Director

By:	/s/ Cassandra Droogan

Name:	Cassandra Droogan
Title:	Associate

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON ANNEX I,

By:	/s/ R. Michael Andrews Jr.

Name:	R. Michael Andrews, Jr.
Title:	Authorized Signatory

Term Lenders CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch,

By:	/s/ Robert Hetu

Name:	Robert Hetu
Title:	Director

By:	/s/ Cassandra Droogan

Name:	Cassandra Droogan
Title:	Associate

PF Lenders CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch,

By:	/s/ Robert Hetu

Name:	Robert Hetu
Title:	Director

By:	/s/ Cassandra Droogan

Name:	Cassandra Droogan
Title:	Associate

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: AIMCO CDO Series 2000-A

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  AIMCO CLO SERIES 2001-A

                    By: /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: ALLSTATE LIFE INSURANCE COMPANY

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Mariner CDO 2002 Ltd

                    By:  /s/ David Mahon
                    ---------------------------------------------
                    Name: David Mahon
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Navigator CDO 2003 Ltd
                    By Antares Asset Management, Inc.
                    As Collateral Manager

                    By:  /s/ David Mahon
                    ---------------------------------------------
                    Name: David Mahon
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: PPM SHADOW CREEK FUNDING LLC

                    By:  /s/ Diana M. Himes
                    ---------------------------------------------
                    Name: Diana M. Himes
                    Title: Assistant Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  PPM SPYGLASS FUNDING TRUST

                    By:  /s/ Diana M. Himes
                    ---------------------------------------------
                    Name: Diana M. Himes
                    Title: Authorized Agent

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Illegible

                    By:  /s/ Kelly W. Warnement
                    ---------------------------------------------
                    Name: Kelly W. Warnement
                    Title: Authorized Agent

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Rivera Funding LLC

                    By:  /s/ Diana M. Himes
                    ---------------------------------------------
                    Name: Diana M. Himes
                    Title: Assistant Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: BLACKROCK LIMITED DURATION
                    INCOME TRUST
                    MAGNETITE IV CLO, LIMITED
                    MAGNETITE IV CLO, LIMITED
                    SENIOR LOAN FUND

                    By:  /s/ Mark J. Williams
                    ---------------------------------------------
                    Name: Mark J. Williams
                    Title:  Authorized Signatory

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  Callidus Debt Partners CLO Fund
                    II, Ltd.
                    By: Its Collateral Manager,
                    Callidus Capital Management LLC

                    By:  /s/ Mavis Taintor
                    ---------------------------------------------
                    Name: Mavis Taintor
                    Title: Managing Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Columbus Loan Funding, Ltd.
                    Travelers Asset Management International Company LLC

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  Citigroup Investments Corporate
                    Loan Fund Inc.
                    Travelers Asset Management International Company LLC

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  Columbus Loan Funding, Ltd.
                    Travelers Asset Management International Company LLC

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: COLUMBIA FLOATING RATE
                    ADVANTAGE FUND
                    (f/k/a Liberty Floating Rate Advantage Fund)
                    By: Columbia Management Advisors, Inc.
                    As Advisor

                    By: /s/ Kathleen A. Zarn
                    ---------------------------------------------
                    Name: Kathleen A. Zarn
                    Title:Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: COLUMBIA FLOATING RATE
                    LIMITED LIABILITY COMPANY
                    (F/K/A Stein Roe Floating Rate Limited Liability
                    Company)
                    By: Columbia Management Advisors, Inc.
                    As Advisor

                    By:  /s/ Kathleen A. Zarn
                    ---------------------------------------------
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: AURUM CLO 2002-1 LTD
                    By: Columbia Management Advisors, Inc.
                    (f/k/a Stein Roe & Farnham Incorporated).
                    As Investment Manager

                    By:  /s/ Kathleen A. Zarn
                    ---------------------------------------------
                    Name: Kathleen A. Zam
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                    By: Indosuez Capital as Portfolio Advisor

                    By: /s/ Charles Kobayashi
                    ---------------------------------------------
                    Name: Charles Kobayashi
                    Title: Principal and Portfolio Manager

                    INDOSUEZ CAPITAL FUNDING VI, LIMITED
                    By: Indosuez Capital as Collateral Advisor

                    By: /s/ Charles Kobayashi
                    ---------------------------------------------
                    Name: Charles Kobayashi
                    Title: Principal and Portfolio Manager

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Credit Industriel et Commercial

                    By:  /s/ Brian O'Leary    /s/ Sean Mounier
                    ---------------------------------------------
                    Name: Brian O'Leary       Sean Mounier
                    Title: Vice President     First Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:
                    By:  BIG SKY SENIOR LOAN FUND, LTD.
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    Name: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: SENIOR DEBT PORTFOLIO
                    By: Boston Management and Research
                    as Investment Advisor

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: CONSTANTINUS EATON VANCE
                    CDO V, LTD.
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: EATON VANCE CDO IV, LTD.
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: EATON VANCE CDO VI, LTD.
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: EATON VANCE INSTITUTIONAL SENIOR
                    LOAN FUND
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: EATON VANCE LIMITED DURATION
                    INCOME FUND
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: EATON VANCE SENIOR INCOME TRUST
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  GRAYSON & CO.
                    BY: BOSTON MANAGEMENT AND RESEARCH
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  OXFORD STRATEGIC INCOME FUND
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  TOLLI & CO.
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: EATON VANCE SENIOR
                    FLOATING-RATE TRUST
                    BY: EATON VANCE MANAGEMENT
                    AS INVESTMENT ADVISOR

                    By: /s/ Michael B. Botthof
                    ---------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Fidelity Advisor Series II Fidelity
                    Advisor
                    Floating Rate High Income Fund

                    By:  /s/ John H. Costello
                    ---------------------------------------------
                    Name: John H. Costello
                    Title: Assistant Treasurer

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Flagship CLO 2001-1
                    Flagship Capital Management Inc.
                    By:  /s/ Colleen Cunniffe

                    Name: Colleen Cunniffe
                    Title: Director

                    Flagship CLO II
                    Flagship Capital Management Inc.

                    By:  /s/ Colleen Cunniffe
                    ---------------------------------------------
                    Name: Colleen Cunniffe
                    Title: Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Fleet National Bank

                    By:  /s/ Alexandra Burke
                    ---------------------------------------------
                    Name: Alexandra Burke
                    Title: Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: LONG LANE MASTER TRUST IV
                    By Fleet National Bank
                    as Trust Administrator

                    By:  /s/ Michael J. Sullivan
                    ---------------------------------------------
                    Name: Michael J. Sullivan
                    Title: Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  Franklin CLO II, Limited

                    By:  /s/ Tyler Chan
                    ---------------------------------------------
                    Name: Tyler Chan
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: 1888 Fund, Ltd.

                    By:  /s/ Adrian Duffy
                    ---------------------------------------------
                    Name: Adrian Duffy
                    Title: Managing Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Highland Legacy Limited
                    Highland Capital Management, LP
                    As Collateral Manager

                    By:  /s/ Todd Travers
                    ---------------------------------------------
                    Name: Todd Travers
                    Title: Senior Portfolio Manager

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  PROMETHEUS INVESTMENT
                    FUNDING NO. 1 LTD.
                    By: HVS CREDIT ADVISORS LLC

                    By:  /s/ Irv Roa
                    ---------------------------------------------
                    Name: Irv Roa
                    Title: Director

                    By:  /s/ Steven Simons
                    ---------------------------------------------
                    Name: Steven Simons
                    Title: Associate Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: KATONAH I, LTD.

                    By:  /s/ Ralph Della Rocca
                    ---------------------------------------------
                    Name: Ralph Della Rocca
                    Title: Authorized Officer

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: KATONAH II, LTD.

                    By:  /s/ Ralph Della Rocca
                    ---------------------------------------------
                    Name: Ralph Della Rocca
                    Title: Authorized Officer

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: KATONAH III, LTD.

                    By:  /s/ Ralph Della Rocca
                    ---------------------------------------------
                    Name: Ralph Della Rocca
                    Title: Authorized Officer

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Madison Avenue CDO IV, Ltd.
                    By: Metropolitan Life Insurance Company
                    As Collateral Manager

                    By:  /s/ James R. Dingler
                    ---------------------------------------------
                    Name: James R. Dingler
                    Title: Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Metlife Bank, National Association

                    By:  /s/ James R. Dingler
                    ---------------------------------------------
                    Name: James R. Dingler
                    Title: Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Metropolitan Life Insurance Company

                    By:  /s/ James R. Dingler
                    ---------------------------------------------
                    Name: James R. Dingler
                    Title: Director

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  Venture CDO 2002, Limited
                    By its investment advisor MJX Asset Management LLC

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Venture CDO II, Limited
                    By its investment advisor MJX Asset Management LLC

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Venture CDO III, Limited
                    By its investment advisor MJX Asset Management LLC

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Clydesdale CLO 2001-1
                    Nomura Corporate Research and Asset Management Inc

                    As Collateral Manager
                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Clydesdale CLO (illegible)
                    Nomura Corporate Research and Asset Management Inc.
                    As Agent

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Nomura Bond & Loan
                    By: UFJ Trust Bank Limited as Trustee
                    By: Nomura Corporate Research and Asset Management
                    Inc.
                    Attorney in Fact

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: HarbourView CDO II, Ltd

                    By:  /s/ Lisa Chaffee
                    ---------------------------------------------
                    Name: Lisa Chaffee
                    Title: Manager

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: HarbourView CLO IV, Ltd.

                    By:  /s/ Lisa Chaffee
                    ---------------------------------------------
                    Name: Lisa Chaffee
                    Title: Manager

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: HarbourView CLO V, Ltd.

                    By:  /s/ Lisa Chaffee
                    ---------------------------------------------
                    Name: Lisa Chaffee
                    Title: Manager

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Oppenheimer Senior Floating Rate
                    Fund

                    By:  /s/ Lisa Chaffee
                    ---------------------------------------------
                    Name: Lisa Chaffee
                    Title: Manager

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Sankaty Advisors, LLC, as Collateral
                    Manager for Brant Point II CBO 2001-1 LTD., as Term
                    Lender

                    By:  /s/ Timothy Barns
                    ---------------------------------------------
                    Name: Timothy Barns
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Sankaty Advisors, LLC, as Collateral
                    Manager for Castle Hill I - INGOTS, Ltd., as Term
                    Lender

                    By:  /s/ Timothy Barns
                    ---------------------------------------------
                    Name: Timothy Barns
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Sankaty Advisors, LLC, as Collateral
                    Manager for Castle Hill II - INGOTS, Ltd., as Term
                    Lender

                    By:  /s/ Timothy Barns
                    --------------------------------------------
                    Name: Timothy Barns
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Sankaty Advisors, LLC, as Collateral
                    Manager for Castle Hill III CLO, Limited, as Term
                    Lender

                    By:  /s/ Timothy Barns
                    -------------------------------------------
                    Name: Timothy Barns
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Sankaty Advisors, LLC, as Collateral
                    Manager for Great Point CLO 1999-1 LTD.,, as Term
                    Lender

                    By:  /s/ Timothy Barns
                    ---------------------------------------------
                    Name: Timothy Barns
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Sankaty Advisors, LLC, as Collateral
                    Manager for Race Point CLO, Limited, as Term Lender

                    By:  /s/ Timothy Barns
                    ---------------------------------------------
                    Name: Timothy Barns
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: Sankaty Advisors, LLC, as Collateral
                    Manager for Race Point II CLO, Limited, as Term
                    Lender

                    By:  /s/ Timothy Barns
                    ---------------------------------------------
                    Name: Timothy Barns
                    Title: Senior Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: The Sumitomo Trust & Banking Co.,
                    Ltd., New York Branch

                    By:  /s/ Frances E. Wynne
                    ---------------------------------------------
                    Name: Frances E. Wynne
                    Title: Vice President

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender: LOAN FUNDING CORP. THC. Ltd.

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

                    SIGNATURE PAGE TO
                    AMENDMENT AGREEMENT
                    DATED AS OF FEBRUARY 20,
                    2004, TO THE BUFFETS, INC.
                    CREDIT AGREEMENT

                    Name of Lender:  U.S. Bank National Association

                    By:  /s/ Illegible
                    ---------------------------------------------
                    Name:
                    Title:

Annex I

Subsidiary Guarantors

Distinctive Dining, Inc.

HomeTown Buffet, Inc.

OCB Purchasing Co.

OCB Restaurant Co.

Restaurant Innovations, Inc.

Tahoe Joe’s, Inc.

NSHE Bennington, LLC

EXHIBIT A

$310,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of February 20, 2004,

among

BUFFETS, INC.,

BUFFETS HOLDINGS, INC.,

THE LENDERS NAMED HEREIN

and

CREDIT SUISSE FIRST BOSTON,

as Administrative Agent

CREDIT SUISSE FIRST BOSTON,

as Sole Bookrunner and Sole Lead Arranger

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

ARTICLE II

The Credits

ARTICLE III

Representations and Warranties

ARTICLE IV

Conditions of Lending

SECTION 4.01	All Credit Events	65
SECTION 4.02	Restatement Date	66

ARTICLE V

Affirmative Covenants

ARTICLE VI

Negative Covenants

ARTICLE VII

Events of Default

ARTICLE VIII

The Administrative Agent and the Collateral Agent

ARTICLE IX

Miscellaneous

SECTION 9.01	Notices	89
SECTION 9.02	Survival of Agreement	89
SECTION 9.03	Binding Effect	90
SECTION 9.04	Successors and Assigns	90
SECTION 9.05	Expenses; Indemnity	94
SECTION 9.06	Right of Setoff	95
SECTION 9.07	Applicable Law	95
SECTION 9.08	Waivers; Amendment	96
SECTION 9.09	Interest Rate Limitation	97
SECTION 9.10	Entire Agreement	97
SECTION 9.11	WAIVER OF JURY TRIAL	97
SECTION 9.12	Severability	98
SECTION 9.13	Counterparts	98
SECTION 9.14	Headings	98
SECTION 9.15	Jurisdiction; Consent to Service of Process	98
SECTION 9.16	Confidentiality	99
SECTION 9.17	Release of Collateral	99
SECTION 9.18	Effect of Restatement	100
SECTION 9.19	U.S.A. Patriot Act Notice	100

Schedule 1.01(a)	Existing Letters of Credit>
Schedule 1.01(c)	Subsidiary Guarantors
Schedule 2.01	Lenders and Commitments
Schedule 3.08	Subsidiaries
Schedule 3.09	Litigation
Schedule 3.17	Environmental Matters
Schedule 3.18	Insurance
Schedule 3.19(a)	UCC Filing Offices
Schedule 3.20(a)	Owned Real Property
Schedule 3.20(b)	Leased Real Property
Schedule 6.01	Existing Indebtedness
Schedule 6.02	Existing Liens
Schedule 6.04	Existing Investments

Exhibit A	Form of Administrative Questionnaire
Exhibit B	Form of Assignment and Acceptance
Exhibit C	Form of Borrowing Request
Exhibit D	Guarantee and Collateral Agreement
Exhibit E	Perfection Certificate
Exhibit F-1	Form of Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP
Exhibit F-2	Form of Opinion of Faegre & Benson
Exhibit G	Form of Solvency Certificate

AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 20, 2004, among BUFFETS, INC., a Minnesota corporation (the “Borrower”), BUFFETS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I) and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

        The parties hereto agree as follows:

ARTICLE I

Definitions

        SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

        “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

        “Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

        “Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(b).

        “Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

        “Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.07, the term “Affiliate” shall also include any person that directly or indirectly owns 10% or more of any class of Equity Interests of the person specified or that is an officer or director of the person specified.

        “Aggregate L/C Exposure” shall mean, at any time, the sum of the RF L/C Exposure, the UF L/C Exposure and the PF L/C Exposure at such time.

        “Aggregate Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Revolving Credit Exposures.

        “Alternate Base Rate” shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

        “Amendment Agreement” shall mean the Amendment Agreement dated as of the Restatement Date, among other things, effecting the amendment and restatement of the Existing Credit Agreement.

        “Applicable Percentage” shall mean, for any day, with respect to any Eurodollar Loan or ABR Loan, or with respect to the Commitment Fees, as the case may be, the applicable percentage set forth below under the caption “Eurodollar Spread — Term Loans”, “ABR Spread — Term Loans”, “Eurodollar Spread — Revolving Loans”, “ABR Spread — Revolving Loans” or “Commitment Fee Percentage”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage	Eurodollar	ABR	Eurodollar	ABR	Commitment
Ratio	Spread -	Spread -	Spread -	Spread -	Fee
	Term	Term	Revolving	Revolving	Percentage
	Loans	Loans	Loans	Loans

Category 1	3.50%	2.50%	3.25%	2.25%	0.50%
Greater than
3.25 to 1.00
Category 2	3.50%	2.50%	3.00%	2.00%	0.50%
Greater than 2.75 to
1.00, but less than
or equal to 3.25
to 1.00
Category 3	3.50%	2.50%	2.75%	1.75%	0.50%
Less than or equal
to 2.75 to 1.00

        Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all Loans, Commitments and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, until the Borrower shall have delivered the financial statements and certificates required by Section 5.04(b) and Section 5.04(d), respectively, for the period ended on or around March 31, 2004, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage. In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.

        “Asset Sale” shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by Holdings, the Borrower or any of the Subsidiaries to any person other than the Borrower or any Subsidiary Guarantor of (a) any Equity Interests of any of the Subsidiaries (other than directors’ qualifying shares) or (b) any other assets of Holdings, the Borrower or any of the Subsidiaries (other than (i) inventory, damaged, obsolete, surplus or worn out assets, scrap and Permitted Investments, in each case disposed of in the ordinary course of business, or (ii) dispositions between or among Foreign Subsidiaries), provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $500,000 shall be deemed not to be an “Asset Sale” for purposes of this Agreement.

        “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

        “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

        “Borrowing” shall mean (a) Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

        “Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.

        “Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        “Capital Expenditures” shall mean, for any period and with respect to any person, all expenditures for the acquisition or leasing of fixed or capital assets or additions to equipment during such period by such person that would be classified as capital expenditures in accordance with GAAP, but excluding any such expenditure made (a) to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards or indemnification or damage recovery proceeds relating to any such damage, loss, destruction or condemnation, (b) with proceeds from the sale or exchange of property to the extent utilized to purchase functionally equivalent property or equipment, (c) as the purchase price of any Permitted Acquisition or (d) with the proceeds of a substantially contemporaneous equity contribution from Holdings.

        “Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

        “Cash Collateral Account” shall mean a deposit account in the name of the Borrower and maintained with The Bank of New York, over which the Collateral Agent shall have exclusive dominion and control, and into which at least $34,700,000 and up to $50,000,000 of the proceeds of the Term Loans will be deposited on the Restatement Date, pending the repurchase of Existing Subordinated Notes pursuant to Section 6.09(c)(iii) or the prepayment of Term Loans pursuant to Section 2.12 or 2.13(f).

        A “Change in Control” shall be deemed to have occurred if (a) prior to a Qualified Initial Public Equity Offering, the Permitted Investors shall cease to own, directly or indirectly, beneficially and of record, Equity Interests in Holdings representing at least 51% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings; (b) after a Qualified Initial Public Equity Offering, the Permitted Investors shall cease to own, directly or indirectly, beneficially and of record, Equity Interests in Holdings representing at least 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings; (c) after a Qualified Initial Public Equity Offering, the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) other than the Permitted Investors, of Equity Interests representing a greater percentage of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Holdings then held, directly or indirectly, beneficially and of record, by the Permitted Investors; (d) a majority of the seats (other than vacant seats) on the board of directors of Holdings shall at any time be occupied by persons who were neither (i) nominated by the board of directors of Holdings or any Permitted Investor nor (ii) appointed by directors so nominated; (e) unless Holdings shall have merged with the Borrower in accordance with Section 6.05, Holdings shall cease to own, directly or indirectly, beneficially and of record, 100% of the outstanding Equity Interests of the Borrower; or (f) any change in control (or similar event, however denominated) with respect to Holdings or the Borrower shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which Holdings or the Borrower is a party.

        “Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date.

        “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, UF L/C Loans, PF L/C Loans, Term Loans, Other Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, UF L/C Commitment, PF L/C Commitment, Term Loan Commitment, Incremental Term Loan Commitment in respect of Other Term Loans or Swingline Commitment.

        “Closing Date” shall mean June 28, 2002.

        “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

        “Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include any Mortgaged Properties.

        “Commitment” shall mean, with respect to any Lender, such Lender’s Revolving Credit Commitment, UF L/C Commitment, PF L/C Commitment, Term Loan Commitment, Swingline Commitment or Incremental Term Loan Commitment.

        “Commitment Fee” shall have the meaning assigned to such term in Section 2.05(a).

        “Confidential Information Memorandum” shall mean the Confidential Information Memorandum of the Borrower dated January 2004.

        “Consolidated EBITDA”, of any person for any period, shall mean Consolidated Net Income of such person and its subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, (a) the sum of (i) income tax expense, (ii) Consolidated Interest Expense of such person and its subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including, in the case of the Borrower, the Loans and Letters of Credit), (iii) depreciation and amortization expense, (iv) amortization of intangibles (including goodwill) and organization costs, (v) any extraordinary, unusual or non-recurring expenses or losses determined in accordance with GAAP (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (vi) any other non-cash charges in an amount not to exceed $5,000,000 for any fiscal year and (vii) management fees, and minus, without duplication, to the extent included in the statement of such Consolidated Net Income for such period, (b) the sum of (i) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (ii) any other non-cash income, all as determined on a consolidated basis.

        “Consolidated Fixed Charges” shall mean, for any period, without duplication the sum of (a) Consolidated Interest Expense of the Borrower and the Subsidiaries for such period, (b) the aggregate amount of scheduled principal payments during such period (whether or not made) in respect of long term Indebtedness (including Capital Lease Obligations and Synthetic Lease Obligations) of the Borrower and the Subsidiaries (other than payments made by the Borrower or any Subsidiary to the Borrower or a Subsidiary), (c) the aggregate Tax Payments paid in cash by the Borrower and the Subsidiaries for such period (excluding Tax Payments on extraordinary items), (d) Rent payments made or required to be made by the Borrower and the Subsidiaries during such period and (e) the aggregate amount of all Restricted Payments made in cash during such period under Section 6.06(a)(ii)(w), (y) or (z) of the Existing Credit Agreement or Section 6.06(a)(ii)(x), (y) or (z) of this Agreement.

        “Consolidated Interest Expense” shall mean, for any person for any period, the total cash interest expense (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations) of such person and its subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP. For purposes of the foregoing, interest expense of any person shall be determined after giving effect to any net payments made or received by such person with respect to interest rate Hedging Agreements.

        “Consolidated Net Income” shall mean, for any person for any period, the net income or loss before cumulative effect in change of accounting of such person and its subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any subsidiary of such person to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such subsidiary, (b) the income or loss of any person accrued prior to the date it becomes a subsidiary of such person or is merged into or consolidated with such person or any subsidiary thereof or the date that such person’s assets are acquired by such person or any subsidiary thereof and (c) the income or loss of any person (other than a Subsidiary Guarantor) in which any other person (other than the Borrower, a Subsidiary Guarantor, a wholly owned Subsidiary or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or a wholly owned Subsidiary by such person during such period.

        “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

        “Credit Event” shall have the meaning assigned to such term in Section 4.01.

        “Credit-Linked Deposit” shall mean, in respect of each PF Lender, the cash deposit made by such Lender pursuant to Section 2.23(l)(i), as such amount may be (a) reduced from time to time pursuant to Section 2.09 or (b) reduced or increased from time to time pursuant to Section 2.02(h) or pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each PF Lender’s Credit-Linked Deposit shall be equal to the amount of its PF L/C Commitment on the Restatement Date.

        “Credit-Linked Deposit Account” shall mean the operating and/or investment account of, and established by, the Administrative Agent under its exclusive dominion and control that shall be used for the purposes set forth in Sections 2.02(h) and 2.23.

        “Credit-Linked Deposit Cost Amount” shall mean, for any Interest Period with respect to the Credit-Linked Deposits, an amount (expressed in basis points) reasonably determined by the Administrative Agent in good faith to represent the Administrative Agent’s administrative cost for investing the Credit-Linked Deposits and maintaining the Credit-Linked Deposit Account for such Interest Period, which amount shall not exceed 10 basis points for such Interest Period.

        “Current Assets” shall mean, at any time, the consolidated current assets (other than cash and Permitted Investments) of the Borrower and the Subsidiaries in accordance with GAAP.

        “Current Liabilities” shall mean, at any time, the consolidated current liabilities of the Borrower and the Subsidiaries at such time in accordance with GAAP, but excluding, without duplication, (a) the current portion of any long-term Indebtedness and (b) outstanding Revolving Loans and Swingline Loans.

        “Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

        “dollars” or “$” shall mean lawful money of the United States of America.

        “Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

        “Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and agreements in each case, relating to protection of the environment, natural resources, human health and safety or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

        “Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

        “Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such equity interests or such convertible or exchangeable obligations.

        “Equity Issuance” shall mean any issuance or sale by Holdings, the Borrower or any of their respective subsidiaries of any Equity Interests of Holdings, the Borrower or any such subsidiary, as applicable, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such Equity Interests or such convertible or exchangeable obligations, except in each case for (a) any issuance or sale to Holdings, the Borrower or any Subsidiary, (b) any issuance or sale of Equity Interests or such convertible or exchangeable obligations of Holdings to one or more Permitted Investors, (c) any issuance of directors’ qualifying shares and (d) sales or issuances of common stock of Holdings to management or employees of Holdings, the Borrower or any Subsidiary under any employee stock option or stock purchase plan or employee benefit plan in existence from time to time.

        “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

        “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

        “ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (e) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (g)  the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; or (h) the occurrence of a “prohibited transaction” with respect to which Holdings, the Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which Holdings, the Borrower or any such Subsidiary could otherwise be liable.

        “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

        “Event of Default” shall have the meaning assigned to such term in Article VII.

        “Excess Cash Flow” shall mean, for any fiscal year of the Borrower ending on or around June 30, 2005, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA of the Borrower for such fiscal year and (ii) reductions to noncash working capital of the Borrower and the Subsidiaries for such fiscal year (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year) over (b) the sum, without duplication, of (i) the amount of any Tax Payments payable with respect to such fiscal year, (ii) cash interest paid (net of cash interest received) by the Borrower and the Subsidiaries, during such fiscal year, (iii) the aggregate amount paid in cash in respect of Capital Expenditures and Permitted Acquisitions during such fiscal year made in accordance with Sections 6.10 and 6.04(f), respectively, except to the extent financed with the proceeds of Indebtedness, equity, casualty or condemnation proceeds, (iv) permanent repayments of Indebtedness (other than mandatory prepayments of Loans under Section 2.13 and Voluntary Prepayments) made by the Borrower and the Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness, and (v) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year).

        “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.21(a)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender’s failure to comply with Section 2.20(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.20(a).

        “Existing Credit Agreement” shall mean the Credit Agreement dated as of June 28, 2002, among the Borrower, Holdings, the lenders party thereto and Credit Suisse First Boston, as administrative agent and collateral agent.

        “Existing Holdings Notes” shall mean Holdings’ Series A Senior Subordinated Notes and Series B Junior Subordinated Notes due 2011.

        “Existing Holdings Note Redemption” shall mean the redemption, by Holdings of all or a portion of the outstanding Existing Holdings Notes, made in accordance with Section 6.09(c)(iv).

        “Existing Letters of Credit” shall mean each Letter of Credit previously issued for the account of the Borrower that is (a) outstanding on the Restatement Date and (b) listed on Schedule 1.01(a).

        “Existing Subordinated Note Documents” shall mean the Existing Subordinated Notes, the Existing Subordinated Note Indenture and all other documents executed and delivered with respect to the Existing Subordinated Notes or the Existing Subordinated Note Indenture.

        “Existing Subordinated Note Indenture” shall mean the indenture dated as of June 28, 2002, between the Borrower and U.S. Bank Corporate Trust Services, as the senior subordinated note indenture trustee, as in effect on the Restatement Date and as thereafter amended from time to time in accordance with the requirements thereof and of this Agreement.

        “Existing Subordinated Notes” shall mean the Borrower’s 11-1/4% Senior Subordinated Notes due 2010 issued pursuant to the Existing Subordinated Note Indenture and any notes issued by the Borrower in exchange for, and as contemplated by, the Existing Subordinated Note Indenture with substantially identical terms as the Existing Subordinated Notes.

        “Existing Term Loans” shall mean the term loans under the Existing Credit Agreement.

        “Federal Funds Effective Rate” shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

        “Fee Letter” shall mean the Fee Letter dated February 6, 2004, between the Borrower and the Administrative Agent.

        “Fees” shall mean the Commitment Fees, the Administrative Agent Fees, the L/C Participation Fees, the UF L/C Commitment Fees, the PF L/C Commitment Fees and the Issuing Bank Fees.

        “Financial Officer” of any person shall mean the chief financial officer, principal accounting officer, Treasurer or Controller of such person.

        “Fixed Charge Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA of the Borrower for such period plus Rent payments made or required to be made by the Borrower and the Subsidiaries during such period minus Maintenance Capital Expenditures of the Borrower and the Subsidiaries during such period to (b) Consolidated Fixed Charges of the Borrower for such period.

        “Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

        “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

        “Funded Debt” shall mean, at any time, the Total Debt at such time less cash and Permitted Investments of the Borrower and the Domestic Subsidiaries at such time in an aggregate amount not to exceed $30,000,000.

        “Funded Senior Debt” shall mean, at any time, the Funded Debt at such time less, to the extent included therein, the amount of any Indebtedness that is subordinated to the Obligations pursuant to subordination provisions no less favorable to the Lenders than those contained in the Existing Subordinated Note Indenture.

        “GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

        “Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

        “Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

        “Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

        “Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement dated as of June 28, 2002, among the Borrower, Holdings, the Subsidiaries party thereto and the Collateral Agent, a copy of which is attached as Exhibit D.

        “Guarantors” shall mean Holdings and the Subsidiary Guarantors.

        “Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

        “Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

        “Inactive Subsidiary” shall mean any Subsidiary of the Borrower that (a) does not conduct any business operations, (b) has assets with a total book value not in excess of $10,000 and (c) does not have any Indebtedness outstanding.

        “Incremental Debt Amount” shall mean, at any time, the excess, if any, of (a) $35,000,000 over (b) an amount equal to (i) the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to Section 2.24 plus (ii) the aggregate principal amount of Existing Subordinated Notes issued by the Borrower pursuant to the Existing Subordinated Note Indenture after the Restatement Date in excess of the aggregate principal amount of $230,000,000 plus (iii) the aggregate principal amount of all other Indebtedness incurred under Section 6.01(k) and outstanding at such time.

        “Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

        “Incremental Term Loan Assumption Agreement” shall mean an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Term Lenders.

        “Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.24, to make Incremental Term Loans to the Borrower.

        “Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

        “Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

        “Incremental Term Loans” shall mean term loans made by one or more Lenders to the Borrower pursuant to clause (b) of Section 2.01. Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.24 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Term Loans.

        “Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (f) all Guarantees by such person of Indebtedness of others, (g) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (h) all obligations of such person as an account party in respect of letters of credit and (i) all obligations of such person as an account party in respect of bankers’ acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, except to the extent that, by its terms, such Indebtedness is nonrecourse to such person.

        “Indemnified Taxes” shall mean Taxes other than Excluded Taxes.

        “Interest Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA of the Borrower for such period to (b) Consolidated Interest Expense of the Borrower for such period.

        “Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, (b) with respect to any Credit-Linked Deposit, the last day of the Interest Period therefor or the date of any prepayment thereof and (c) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing, and, in addition, the date of any prepayment of a Eurodollar Borrowing or conversion of a Eurodollar Borrowing to an ABR Borrowing.

        “Interest Period” shall mean (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect, and (b) with respect to the Credit-Linked Deposits, the period commencing on the Restatement Date or on the last day of the preceding Interest Period and ending on the last Business Day of each March, June, September and December thereafter, commencing with March 31, 2004; provided, however, that if the Interest Period for any Eurodollar Borrowing would end on a day other than a Business Day, such Interest Period shall be extended to the succeeding Business Day unless, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

        “Issuing Bank” shall mean, as the context may require, (a) Fleet Boston, in its capacity as the issuer of Letters of Credit hereunder, (b) with respect to each Existing Letter of Credit, the Lender that issued such Letter of Credit, and (c) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or 2.23(k), with respect to Letters of Credit issued by such Lender. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

        “Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.05(c).

        “L/C Commitment” shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.23.

        “L/C Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

        “L/C Participation Fee” shall have the meaning assigned to such term in Section 2.05(c).

        “Lenders” shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance or an Incremental Term Loan Assumption Agreement. Unless the context clearly indicates otherwise, the term “Lenders” shall include the Swingline Lender.

        “Letter of Credit” shall mean an RF Letter of Credit, a UF Letter of Credit or a PF Letter of Credit.

        “Letter of Credit Facility Commitment” shall mean the UF L/C Commitment or the PF L/C Commitment.

        “Letter of Credit Facility Loans” shall mean UF L/C Loans and PF L/C Loans.

        “Leverage Ratio” shall mean, on any date, the ratio of Funded Debt on such date to Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters most recently ended as of such date.

        “LIBO Rate” shall mean, with respect to the Credit-Linked Deposits or any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time), on the date that is two Business Days prior to the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in dollars (as set forth by the Bloomberg Information Service or any successor thereto or any other service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

        “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

        “Loan Documents” shall mean this Agreement, the Amendment Agreement, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e), the Security Documents and any Incremental Term Loan Assumption Agreement.

        “Loan Parties” shall mean the Borrower and the Guarantors.

        “Loans” shall mean the Revolving Loans, the UF L/C Loans, the PF L/C Loans, the Term Loans and the Swingline Loans.

        “Maintenance Capital Expenditures” shall mean, for any period, actual Capital Expenditures during such period for maintenance, repair, upkeep and normal course renovations.

        “Management Services Agreement” shall mean the Amended and Restated Management and Fee Agreement dated as of the Restatement Date, between the Borrower and Caxton–Iseman Capital, Inc.

        “Margin Stock” shall have the meaning assigned to such term in Regulation U.

        “Material Adverse Effect” shall mean (a) a materially adverse effect on the business, assets, operations or condition (financial or otherwise) of the Borrower and the Subsidiaries, taken as a whole, (b) material impairment of the ability of the Borrower and the other Loan Parties, taken as a whole, to perform any of their respective obligations under any Loan Document to which any such person is or will be a party or (c) material impairment of the rights of or benefits available to the Lenders under any Loan Document.

        “Material Indebtedness” shall mean Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

        “Moody’s” shall mean Moody’s Investors Service, Inc.

        “Mortgaged Properties” shall mean the owned real properties of the Loan Parties and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.09 or 5.10.

        “Mortgages” shall mean the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents delivered pursuant to the Existing Credit Agreement or pursuant to Section 5.09 or 5.10, each in form and substance reasonably satisfactory to the Administrative Agent.

        “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        “Net Cash Proceeds” shall mean (a) with respect to any Asset Sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received but excluding rent received from any sublessee in connection with a sublease by a Loan Party of any leasehold interest), net of (i) selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar taxes and the Borrower’s good faith estimate of taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and which is repaid with such proceeds; provided, however, that, except with respect to the Net Cash Proceeds of any sale or disposition described in Section 6.05(c), if (x) the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof setting forth the Borrower’s intent to reinvest such proceeds in Permitted Acquisitions or productive assets of a kind then used or usable in the business of the Borrower and its Subsidiaries within 360 days of receipt of such proceeds and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used or contractually committed to be used at the end of such 360-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds; and (b) with respect to any issuance or disposition of Indebtedness or any Equity Issuance, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith; provided, however, that, for purposes of this definition, the cash proceeds of any Equity Issuance shall be deemed not to be reduced by the amount of any fee payable pursuant to the proviso to Section 6.07(d)(ii).

        “New Holdings Note Documents” shall mean all instruments, agreements and other documents evidencing or governing the New Holdings Notes or providing for any right in respect thereof.

        “New Holdings Notes” shall have the meaning assigned to such term in Section 6.01(j).

        “Obligations” shall mean all obligations defined as “Obligations” in the Guarantee and Collateral Agreement and the other Security Documents.

        “Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

        “Other Term Loans” shall have the meaning assigned to such term in Section 2.24(a).

        “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

        “Perfection Certificate” shall mean the Perfection Certificate, delivered on the Closing Date, a copy of which is attached as Exhibit E.

        “Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(f).

        “Permitted Investments” shall mean:

        (a)        direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

        (b)        investments in commercial paper maturing within six months days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

        (c)        investments in certificates of deposit, banker’s acceptances and time deposits maturing within six months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any Lender or any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

        (d)        fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

        (e)        investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above;

        (f)        investments in municipal securities maturing within one year from the date of acquisition thereof and having, at such date of acquisition, a rating of at least AA by S&P or at least Aa by Moody’s; and

        (g)        other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

        “Permitted Investors” shall mean (a) Caxton–Iseman Investments L.P., Sentinel Capital Partners, II, L.P., Frederick J. Iseman, Robert M. Rosenberg, Steven M. Lefkowitz, Robert A. Ferris, Roe H. Hatlen and David S. Lobel and any other person who is a Controlled Affiliate of any of the foregoing and any member of senior management of Holdings or the Borrower on the Restatement Date and (b) any Related Party of any of the foregoing.

        “person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

        “PF L/C Commitment” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its PF L/C Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of the PF L/C Commitments on the Restatement Date is $30,000,000.

        “PF L/C Commitment Fee” shall have the meaning assigned to such term in Section 2.05(c).

        “PF L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding PF Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements in respect of PF Letters of Credit that have not yet been reimbursed at such time. The PF L/C Exposure of any PF Lender at any time shall be its PF Pro Rata Percentage of the aggregate PF L/C Exposure at such time.

        “PF L/C Loans” shall mean the loans deemed made by the Lenders to the Borrower pursuant to Section 2.02(h) in respect of their participations in L/C Disbursements under a PF Letter of Credit.

        “PF Lender” shall mean a Lender with a PF L/C Commitment, a participation in an outstanding PF Letter of Credit or L/C Disbursement in respect thereof or a PF L/C Loan.

        “PF Letter of Credit” shall mean a Letter of Credit designated (or deemed designated) as such and issued pursuant to Section 2.23.

        “PF Maturity Date” shall mean June 28, 2009.

        “PF Pro Rata Percentage” of any PF Lender at any time shall mean the percentage of the aggregate PF L/C Commitments represented by such PF Lender’s PF L/C Commitment. In the event the PF L/C Commitments shall have expired or been terminated, the PF Pro Rata Percentages shall be determined on the basis of the PF L/C Commitments most recently in effect.

        “Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

        “Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

        “Pro Forma Basis” shall mean, with respect to compliance with any test or covenant hereunder, compliance with such covenant or test after giving effect to any proposed incurrence of Indebtedness, Permitted Acquisition or Asset Sale (including pro forma adjustments arising out of events which are directly attributable to the proposed incurrence of Indebtedness, Permitted Acquisition or Asset Sale, are factually supportable and are expected to have a continuing impact, in each case which adjustments (a) are based on reasonably detailed written assumptions reasonably acceptable to the Administrative Agent and (b) are certified by a Financial Officer of the Borrower as having been prepared in good faith based upon reasonable assumptions) using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired or sold or to be acquired or sold and the consolidated financial statements of the Borrower and its Subsidiaries which shall be reformulated as if such incurrence of Indebtedness, Permitted Acquisition or Asset Sale, and any other Permitted Acquisitions and Asset Sales that have been consummated during the period, and any Indebtedness or other liabilities incurred in connection with any such Permitted Acquisitions had been consummated and incurred at the beginning of such period.

        “Pro Forma Compliance” shall mean, at any date of determination, that the Borrower shall be in pro forma compliance with the covenants set forth in Sections 6.11, 6.12 and 6.13 as of the last day of the most recent fiscal quarter-end (computed on the basis of (a) balance sheet amounts as of the most recently completed fiscal quarter, and (b) income statement amounts for the most recently completed period of four consecutive fiscal quarters, in each case, for which financial statements shall have been delivered to the Administrative Agent and calculated on a Pro Forma Basis in respect of the event giving rise to such determination).

        “Qualified Initial Public Equity Offering” shall mean an underwritten initial public offering of common stock of, and by, Holdings pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, which initial public equity offering results in gross cash proceeds to Holdings of not less than $50,000,000.

        “Qualified Tahoe Joe’s Equity Offering” shall mean the sale of common stock of Tahoe Joe’s which results in gross cash proceeds to Holdings or the Borrower and its Subsidiaries (other than Tahoe Joe’s) of not less than $25,000,000.

        “Register” shall have the meaning assigned to such term in Section 9.04(d).

        “Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        “Related Fund” shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

        “Related Lender Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, officers, employees, agents and advisors of such person and such person’s Affiliates.

        “Related Party” shall mean (a) any Controlling stockholder, Controlling member, general partner, majority owned subsidiary, or spouse or immediate family member (in the case of an individual) of any Permitted Investor, (b) any estate, trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons holding a Controlling interest of which consist solely of one or more Permitted Investors and/or such other persons referred to in the immediately preceding clause (a) or (c) any executor, administrator, trustee, manager, director or other similar fiduciary of any person referred to in the immediately preceding clause (b) acting solely in such capacity.

        “Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

        “Rent” shall mean, for any period, the aggregate amount of fixed and contingent rentals (including percentage rents) payable by the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period with respect to leases of real property and fixtures; provided that payments in respect of Capital Lease Obligations shall not constitute Rent.

        “Repayment Date” shall have the meaning given such term in Section 2.11. Unless the context shall otherwise require, the term “Repayment Date” shall include the Incremental Term Loan Repayment Dates.

        “Repurchase Cutoff Date” shall mean August 18, 2004.

        “Required Lenders” shall mean, at any time, Lenders having Loans (excluding Swingline Loans), Aggregate L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments, Letter of Credit Facility Commitments and Term Loan Commitments representing greater than 50% of the sum of all Loans outstanding (excluding Swingline Loans), Aggregate L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments, Letter of Credit Facility Commitments and Term Loan Commitments at such time.

        “Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

        “Restatement Date” shall mean February 20, 2004.

        “Restricted Indebtedness” shall mean the New Holdings Notes, the Existing Subordinated Notes and any other Indebtedness of Holdings, the Borrower or any Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 6.09(b).

        “Restricted Payment” shall mean any dividend, interest or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary or the Existing Holding Notes or the New Holdings Notes or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Holdings, the Borrower or any Subsidiary or the Existing Holding Notes or the New Holdings Notes or any option, warrant or other right to acquire any such Equity Interests in Holdings, the Borrower or any Subsidiary. The amount of any Restricted Payment resulting from the Tahoe Joe’s Dividend shall be the fair market value of the Equity Interests of Tahoe Joe’s subject thereto, as determined by an independent investment banking firm of recognized national standing.

        “Revolving Credit Borrowing” shall mean a Borrowing comprised of Revolving Loans.

        “Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

        “Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s RF L/C Exposure, plus the aggregate amount at such time of such Lender’s Swingline Exposure.

        “Revolving Credit Lender” shall mean a Lender with a Revolving Credit Commitment or an outstanding Revolving Loan.

        “Revolving Credit Maturity Date” shall mean June 28, 2007.

        “Revolving Facility Pro Rata Percentage” of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender’s Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Revolving Facility Pro Rata Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect.

        “Revolving Loans” shall mean the revolving loans made by the Lenders to the Borrower pursuant to clause (d) of Section 2.01 and clause (f) of Section 2.02.

        “RF L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding RF Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements in respect of RF Letters of Credit that have not yet been reimbursed at such time. The RF L/C Exposure of any Revolving Credit Lender at any time shall equal its Revolving Facility Pro Rata Percentage of the aggregate RF L/C Exposure at such time.

        “RF Letter of Credit” shall mean a Letter of Credit designated (or deemed designated) as such and issued pursuant to Section 2.23.

        “S&P” shall mean Standard & Poor’s Ratings Services.

        “Sale and Leaseback” shall have the meaning assigned to such term in Section 6.03.

        “Secured Parties” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

        “Security Documents” shall mean the Mortgages, the Guarantee and Collateral Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09 or 5.10.

        “Seller Notes” shall have the meaning assigned to such term in Section 6.01(h).

        “Senior Leverage Ratio” shall mean, on any date, the ratio of Funded Senior Debt on such date to Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters most recently ended as of such date.

        “SPC” shall have the meaning assigned to such term in Section 9.04(i).

        “Special Dividend” shall mean Holdings’ payment of dividends to certain holders of its Equity Interests pursuant to Section 6.06(a)(vii).

        “Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

        “subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power are, at the time any determination is being made, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

        “Subsidiary” shall mean any subsidiary of the Borrower.

        “Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 1.01(c), and each other Subsidiary that is or becomes a party to the Guarantee and Collateral Agreement.

        “Swingline Commitment” shall mean the commitment of the Swingline Lender to make loans pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09 or Section 2.22.

        “Swingline Exposure” shall mean at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall equal its Revolving Facility Pro Rata Percentage of the aggregate Swingline Exposure at such time.

        “Swingline Lender” shall mean Credit Suisse First Boston, in its capacity as lender of Swingline Loans hereunder.

        “Swingline Loan” shall mean any loan made by the Swingline Lender pursuant to Section 2.22.

        “Synthetic Lease” shall mean, as to any person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such person is the lessor.

        “Synthetic Lease Obligations” shall mean, as to any person, an amount equal to the sum of (a) the obligations of such person to pay rent or other amounts under any Synthetic Lease which are attributable to principal and, without duplication, (b) the amount of any purchase price payment under any Synthetic Lease assuming the lessee exercises the option to purchase the leased property at the end of the lease term.

        “Synthetic Purchase Agreement” shall mean any swap, derivative or other agreement or combination of agreements pursuant to which Holdings, the Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a person other than Holdings, the Borrower or any Subsidiary of any Equity Interest or Restricted Indebtedness of Holdings, the Borrower or a Subsidiary or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest or Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness of Holdings, the Borrower or a Subsidiary; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers, consultants or employees of Holdings, the Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

        “Tahoe Joe’s” shall mean Tahoe Joe’s, Inc., a Delaware corporation.

        “Tahoe Joe’s Dividend” shall mean the dividend or distribution by the Borrower or Holdings of all the Equity Interests of Tahoe Joe’s held by the Borrower or Holdings.

        “Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, liabilities or withholdings imposed by any Governmental Authority.

        “Tax Payments” shall mean payments in cash in respect of Federal, state, local and foreign income taxes and assessments, including all interests, penalties and additions imposed with respect to such amounts, paid or payable by or on behalf of the Borrower and its consolidated Subsidiaries.

        “Term Borrowing” shall mean a Borrowing comprised of Term Loans.

        “Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The total amount of the initial Term Loan Commitments is $230,000,000. Unless the context shall otherwise require, after the effectiveness of any Incremental Term Loan Commitment the term “Term Loan Commitment” shall include such Incremental Term Loan Commitments.

        “Term Loan Maturity Date” shall mean June 28, 2009.

        “Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01. Unless the context shall otherwise require, the term “Term Loans” shall include any Incremental Term Loans.

        “Total Debt” shall mean, at any time, the total Indebtedness of the Borrower and the Subsidiaries at such time (excluding Indebtedness of the type described in clause (h) of the definition of such term, except to the extent of any unreimbursed drawings).

        “Total Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The initial Total Revolving Credit Commitment is $30,000,000.

        “Transactions” shall mean, collectively, (a) the execution and delivery of the Amendment Agreement, (b) the borrowing of the Term Loans and establishment of the PF L/C Commitments hereunder, (c) the repayment of the Existing Term Loans, (d) from and after the occurrence thereof, the execution, delivery and performance by Holdings of the New Holdings Note Documents and the issuance of the New Holdings Notes, (e) the establishment of the Cash Collateral Account and the initial deposit therein, (f) from and after the occurrence thereof, the redemption or repurchase of all or a portion of the Existing Holdings Notes, (g) from and after the occurrence thereof, the payment of the Special Dividend and (h) the payment of related fees and expenses.

        “Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include the Adjusted LIBO Rate and the Alternate Base Rate.

        “UF L/C Commitment” shall mean, with respect to each Lender, the commitment of such Lender to acquire participations in UF Letters of Credit pursuant to Section 2.23(d), as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its UF L/C Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The UF L/C Commitments are the “Letter of Credit Facility Commitments” established under the Existing Credit Agreement. On the Restatement Date, the amount of the UF L/C Commitment is $20,000,000.

        “UF L/C Commitment Fee” shall have the meaning assigned to such term in Section 2.05(c).

        “UF L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding UF Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements in respect of UF Letters of Credit that have not yet been reimbursed at such time. The UF L/C Exposure of any UF Lender at any time shall be its UF Pro Rata Percentage of the aggregate UF L/C Exposure at such time.

        “UF L/C Loans” shall mean the loans deemed made by the Lenders to the Borrower pursuant to Section 2.02(g) in respect of their participations in UF L/C Disbursements. Each UF L/C Loan when made shall be an ABR Loan and thereafter shall be an ABR Loan or a Eurodollar Loan as the Borrower may select in accordance with the provisions of this Agreement.

        “UF Lender” shall mean a Lender with a UF L/C Commitment, a participation in an outstanding UF Letter of Credit or L/C Disbursement in respect thereof or an outstanding UF L/C Loan.

        “UF Letter of Credit” shall mean a UF Letter of Credit designated (or deemed designated) as such and issued pursuant to Section 2.23.

        “UF Pro Rata Percentage” of any UF Lender at any time shall mean the percentage of the aggregate UF L/C Commitments represented by such UF Lender’s UF L/C Commitment. In the event the UF L/C Commitments shall have expired or been terminated, the UF Pro Rata Percentages shall be determined on the basis of the UF L/C Commitments most recently in effect.

        “Voluntary Prepayment” shall mean a prepayment of principal of Term Loans pursuant to Section 2.12 in any year to the extent that such prepayment reduces the scheduled installments of principal due in respect of Term Loans as set forth in Section 2.11(a) in any subsequent year.

        “wholly owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person.

        “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

        SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any document shall mean such document as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Agreement and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the Restatement Date on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

        SECTION 1.03. Pro Forma Calculations. With respect to any period during which any Permitted Acquisition or Asset Sale individually or in the aggregate in excess of $5,000,000 occurs as permitted pursuant to the terms hereof, the Leverage Ratio, the Senior Leverage Ratio, the Interest Coverage Ratio and the Fixed Charge Coverage Ratio shall be calculated with respect to such period and such Permitted Acquisition or Asset Sale on a Pro Forma Basis.

        SECTION 1.04. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type (e.g., a "Eurocurrency Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving Borrowing").

        SECTION 1.05. Designated Senior Indebtedness. The Loans and other Obligations are hereby designated as “Designated Senior Indebtedness”, and this Agreement and the other Loan Documents shall be the “Credit Agreement”, for all purposes of the Existing Subordinated Note Indenture.

ARTICLE II

The Credits

        SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, (a) to make a Term Loan to the Borrower on the Restatement Date in a principal amount not to exceed its Term Loan Commitment, (b) if such Lender has so committed pursuant to Section 2.24, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment, (c) to fund its Credit-Linked Deposit on the Restatement Date in an amount not to exceed its PF L/C Commitment and (d) to make Revolving Loans to the Borrower, at any time and from time to time on or after the date hereof, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Credit Commitment. Within the limits set forth in clause (d) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed. Letter of Credit Facility Loans may be prepaid without reducing the related Letter of Credit Facility Commitments; provided, however, that Letter of Credit Facility Loans may not be reborrowed as such. Holdings, the Borrower and the Lenders acknowledge the making of Revolving Loans prior to the Restatement Date in accordance with the terms of the Existing Credit Agreement and agree that such Revolving Loans, if any, outstanding on the Restatement Date shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents.

        SECTION 2.02. Loans. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), 2.02(g) and 2.02(h), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $500,000 and not less than $2,500,000 or (ii) equal to the remaining available balance of the applicable Commitments.

        (b)        Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than 10 Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Eurodollar Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

        (c)        Except with respect to Loans made pursuant to Section 2.02(f), 2.02(g) and 2.02(h), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 11:00 a.m., New York City time, in the case of a Eurodollar Borrowing, or 1:00 p.m., New York City time, in the case of an ABR Borrowing, and the Administrative Agent shall promptly transfer the amounts so received to an account designated by the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

        (d)        Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

        (e)        Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Revolving Credit Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date.

        (f)        If the Issuing Bank shall not have received from the Borrower the payment required to be made by Section 2.23(e) with respect to any RF Letter of Credit within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Revolving Facility Pro Rata Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender’s Revolving Facility Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the RF L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from such Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the Borrower pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Revolving Facility Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

        (g)        If the Issuing Bank shall not have received from the Borrower the payment required to be made by Section 2.23(e) with respect to any UF Letter of Credit within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each UF Lender of such L/C Disbursement and its UF Pro Rata Percentage thereof. Each UF Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such UF Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender’s UF Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR UF L/C Facility Loan of such Lender and such payment shall be deemed to have reduced the UF L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from such UF Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the Borrower pursuant to Section 2.23(e) prior to the time that any UF Lender makes any payment pursuant to this paragraph (g); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the UF Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any UF Lender shall not have made its UF Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

        (h)        If the Issuing Bank shall not have received from the Borrower the payment required to be made by Section 2.23(e) with respect to any PF Letter of Credit within the time specified in such Section, the Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each PF Lender of such L/C Disbursement and its PF Pro Rata Percentage thereof. Each PF Lender hereby authorizes the Administrative Agent to reimburse the Issuing Bank solely from such Lender’s PF Pro Rata Percentage of the Credit-Linked Deposits on deposit with the Administrative Agent in the Credit-Linked Deposit Account (it being understood that such amount shall be deemed to constitute a PF L/C Loan of such Lender and such payment shall be deemed to have reduced the PF L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank such amounts. Any amounts received by the Administrative Agent thereafter pursuant to Section 2.23(e) will be promptly remitted by the Administrative Agent to the Credit-Linked Deposit Account (it being understood that, thereafter, such amounts will be available to reimburse the Issuing Bank in accordance with the preceding sentence of this paragraph).

        (i)        On each date on which the Administrative Agent charges the Credit-Linked Deposit Account to reimburse a PF L/C Disbursement as provided in Section 2.02(h), the Borrower shall have the right either to reimburse such amount or to allow such amount to remain outstanding as a PF L/C Loan with an initial Interest Period coincident with the then-applicable Interest Period for the Credit-Linked Deposits and the Adjusted LIBO Rate therefor shall be the same as the then-applicable Adjusted LIBO Rate for the Credit-Linked Deposits. Thereafter, each PF Borrowing shall be comprised either of Eurodollar Loans or ABR Loans, as the Borrower may elect in accordance with Section 2.10.

        SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Loan or a deemed Borrowing pursuant to Section 2.02(f), 2.02(g) or 2.02(h), as to which this Section 2.03 shall not apply), the Borrower shall hand deliver or fax to the Administrative Agent a duly completed Borrowing Request (a) in the case of a Eurodollar Borrowing, not later than 12:00 (noon), New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:00 (noon), New York City time, one Business Day before a proposed Borrowing. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

        SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the principal amount of each Term Loan of such Lender as provided in Section 2.11, (ii) the then unpaid principal amount of each Revolving Loan and UF L/C Loan of such Lender on the Revolving Credit Maturity Date and (iii) the then unpaid principal amount of each PF L/C Loan of such Lender on the PF Maturity Date. The Borrower hereby unconditionally promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Revolving Credit Maturity Date.

        (b)        Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

        (c)        The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender’s share thereof.

        (d)        The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

        (e)        Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

        SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a “Commitment Fee”) equal to the Applicable Percentage per annum in effect from time to time on the daily unused amount of the Revolving Credit Commitments of such Lender during the preceding quarter (or other period ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitment of such Lender shall expire or be terminated). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender commenced to accrue on the Closing Date and shall cease to accrue on the date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees only, no portion of the Revolving Credit Commitments of any Lender other than the Swingline Lender shall be deemed utilized under Section 2.17 as a result of outstanding Swingline Loans.

        (b)        The Borrower agrees to pay to the Administrative Agent, for its own account, the administration fees set forth in the Fee Letter at the times and in the amounts specified therein (the “Administrative Agent Fees”).

        (c)        The Borrower agrees to pay (i) to each Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an “L/C Participation Fee”) calculated on such Lender’s Revolving Facility Pro Rata Percentage of the daily aggregate RF L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements in respect of RF Letters of Credit) during the preceding quarter (or shorter period ending with the Revolving Credit Maturity Date or the date on which all RF Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Eurodollar Loans pursuant to Section 2.06, (ii) to each UF Lender, through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the UF L/C Commitment of such Lender shall be terminated as provided herein, a fee (a “UF L/C Commitment Fee”) calculated on such Lender’s UF Pro Rata Percentage of the daily aggregate UF L/C Commitments (whether used or unused but excluding, in any case, the amount thereof represented by outstanding UF L/C Loans) during the preceding quarter (or shorter period ending with the Revolving Credit Maturity Date or the date on which all UF Letters of Credit have been canceled or have expired and the UF L/C Commitment of such UF Lender shall have been terminated) at a rate per annum equal to the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Eurodollar Loans pursuant to Section 2.06 (provided that, if any UF Lender continues to have any UF L/C Exposure after its UF L/C Commitment terminates, then the UF L/C Commitment Fee shall continue to accrue (and be payable on demand) on the amount of such UF Lender’s UF L/C Exposure from and including the date on which its UF L/C Commitment terminates to and including the date on which such UF Lender ceases to have any UF L/C Exposure), (iii) to each PF Lender, through the Administrative Agent, on each Interest Payment Date with respect to the Credit-Linked Deposits and on the date on which any Credit-Linked Deposit is terminated and the funds therein returned to such Lenders, a fee (a “PF L/C Commitment Fee”) calculated on such Lender’s PF Pro Rata Percentage of the amounts on deposit in the Credit-Linked Deposit Account during the Interest Period ending on such Interest Payment Date at a rate per annum equal to the sum of the Applicable Percentage from time to time used to determine the interest rate on Term Borrowings comprised of Eurodollar Loans pursuant to Section 2.06 plus the Credit-Linked Deposit Cost Amount for such period, and (iv) to the Issuing Bank with respect to each Letter of Credit, on each anniversary of the Closing Date and on the date on which the L/C Commitment of the Issuing Bank shall be terminated as provided herein (or later date on which all the Letters of Credit issued by such Issuing Bank shall have been terminated or expired), the standard fronting (in the case of UF Letters of Credit, equal to 0.25% per annum on the aggregate outstanding face amount of such UF Letters of Credit), issuance and drawing fees specified from time to time by the Issuing Bank (the “Issuing Bank Fees”). All L/C Participation Fees, UF L/C Commitment Fees, PF L/C Commitment Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the avoidance of doubt, if amounts on deposit in the Credit-Linked Deposit Account are used to reimburse the Issuing Bank during any period as contemplated by Section 2.02(h), then the PF L/C Commitment Fee in respect of such Interest Period will be payable only with respect to the amounts actually on deposit in the Credit-Linked Deposit Account during such Interest Period. From and including the date of the deemed PF L/C Loan, such PF L/C Loan shall bear interest as provided in Section 2.06 or 2.07, as the case may be, and the Borrower shall be responsible to the Administrative Agent for any costs arising as a result thereof under Section 2.16.

        (d)        All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Accrued and unpaid Commitment Fees, UF L/C Commitment Fees, L/C Participation Fees and Issuing Bank Fees for all periods occurring prior to the Restatement Date shall be payable on the first dates for payment of such Fees occurring after the Restatement Date, unless required to be paid earlier pursuant to the terms of this Agreement. Once paid, none of the Fees shall be refundable under any circumstances.

        SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times and calculated from and including the date of such Borrowing to but excluding the date of repayment thereof) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

        (b)        Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.

        (c)        Interest on each Loan shall be payable to the Administrative Agent on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

        SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) (a) in the case of overdue principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the rate that would be applicable to an ABR Revolving Loan plus 2.00%.

        SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to a majority in interest of the Lenders making or maintaining such Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (which the Administrative Agent agrees to do as soon as practicable after such circumstances cease to exist), any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

        SECTION 2.09. Termination and Reduction of Commitments. (a) The Term Loan Commitments (other than any Incremental Term Loan Commitments, which shall terminate in accordance with the applicable Incremental Term Loan Assumption Agreement) shall automatically terminate at 5:00 p.m., New York City time, on the Restatement Date. The Revolving Credit Commitments, the UF L/C Commitments and the Swingline Commitment shall automatically terminate on the Revolving Credit Maturity Date. The PF L/C Commitments shall automatically terminate on the PF Maturity Date.

        (b)        Upon at least three Business Days’ prior irrevocable written or fax notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments, the Revolving Credit Commitments or the Letter of Credit Facility Commitments of a Class; provided, however, that (i) each partial reduction of the Term Loan Commitments, the Revolving Credit Commitments or the Letter of Credit Facility Commitments of a Class shall be in an integral multiple of $1,000,000, (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Revolving Credit Exposure at the time, (iii) the aggregate amount of the UF L/C Commitments shall not be reduced to an amount that is less than the sum of the outstanding UF L/C Loans and the UF L/C Exposure at the time and (iv) the aggregate amount of the PF L/C Commitments shall not be reduced to an amount that is less than the sum of the outstanding PF L/C Loans and the PF L/C Exposure at the time.

        (c)        Each reduction in the Term Loan Commitments, the Revolving Credit Commitments or the Letter of Credit Facility Commitments of a Class hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees, UF L/C Commitment Fees or PF L/C Commitment Fees, as the case may be, on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction. In addition, in connection with any reduction or termination of the PF L/C Commitments pursuant to this Section 2.09, the Administrative Agent shall return to the PF Lenders, from the Credit-Linked Deposit Account, in accordance with their respective PF Pro Rata Percentages, an amount equal to the amount of such reduction or termination.

        SECTION 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 12:00 (noon), New York City time, on the day of conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

        (i)        each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

        (ii)        if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

        (iii)        each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Type and/or Interest Period for such Borrowing resulting from such conversion; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

        (iv)        if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

        (v)        any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

        (vi)        any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

        (vii)        no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Term Borrowings would not be at least equal to the principal amount of Term Borrowings to be paid on such Repayment Date; and

        (viii)        upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

        Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Eurodollar Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into an ABR Borrowing.

        SECTION 2.11. Repayment of Term Borrowings. (a) (i) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Repayment Date”), a principal amount of the Term Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(g) and 2.24(d)) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Repayment Date	Amount
March 31, 2004	$575,000
June 30, 2004	$575,000
September 30, 2004	$575,000
December 31, 2004	$575,000
March 31, 2005	$575,000
June 30, 2005	$575,000
September 30, 2005	$575,000
December 31, 2005	$575,000
March 31, 2006	$575,000
June 30, 2006	$575,000
September 30, 2006	$575,000
December 31, 2006	$575,000
March 31, 2007	$575,000
June 30, 2007	$575,000
September 30, 2007	$575,000
December 31, 2007	$575,000
March 31, 2008	$575,000
June 30, 2008	$575,000
September 30, 2008	$54,912,500
December 31, 2008	$54,912,500
March 31, 2009	$54,912,500
Term Loan Maturity Date	$54,912,500

        (ii)        The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12 and 2.13(g)) equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

        (b)        In the event and on each occasion that any Term Loan Commitments shall be reduced or shall expire or terminate other than as a result of the making of a Term Loan, the installments payable on each Repayment Date shall be reduced pro rata by an aggregate amount equal to the amount of such reduction, expiration or termination.

        (c)        To the extent not previously paid, all Term Loans and Other Term Loans shall be due and payable on the Term Loan Maturity Date and the applicable Incremental Term Loan Maturity Date, respectively, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

        (d)        All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

        SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing (other than a prepayment of Swingline Loans), in whole or in part, upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) at least one Business Day prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 12:00 (noon), New York City time; provided, however, that each partial prepayment (other than a prepayment of Swingline Loans) shall be in an amount that is an integral multiple of $500,000 and not less than $2,500,000.

        (b)        Optional prepayments of Term Loans shall be applied pro rata against the remaining scheduled installments of principal due in respect of the Term Loans. Optional prepayments of PF Loans made other than in connection with a corresponding reduction of the PF L/C Commitments shall be made to the Administrative Agent, which shall promptly remit the same to the Credit-Linked Deposit Account.

        (c)        Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments of Eurodollar Loans under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

        SECTION 2.13. Mandatory Prepayments. (a) In the event of any termination of all the Revolving Credit Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Credit Borrowings and all outstanding Swingline Loans and replace all outstanding RF Letters of Credit and/or deposit an amount equal to the RF L/C Exposure in cash in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties. In the event of any partial reduction of the Revolving Credit Commitments, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower and the Revolving Credit Lenders of the Aggregate Revolving Credit Exposure after giving effect thereto and (ii) if the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, repay or prepay Revolving Credit Borrowings or Swingline Loans (or a combination thereof) and/or replace or cash collateralize outstanding RF Letters of Credit in an amount sufficient to eliminate such excess. In the event of any termination of all the UF L/C Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding UF L/C Loans and replace all outstanding UF Letters of Credit and/or deposit an amount equal to the UF L/C Exposure in cash in a cash collateral account established with the Collateral Agent for the benefit of the Secured Parties. In the event of any partial reduction of the UF L/C Commitments, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower and the UF Lenders of the aggregate amount of the outstanding UF L/C Loans and the UF L/C Exposure after giving effect thereto and (ii) if such aggregate amount would exceed the aggregate amount of the UF L/C Commitments after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, repay or prepay UF L/C Loans and/or replace or cash collateralize outstanding UF Letters of Credit in an amount sufficient to eliminate such excess. In the event of any termination of all the PF L/C Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding PF L/C Loans and replace all outstanding PF Letters of Credit and/or deposit an amount equal to the PF L/C Exposure in cash in a cash collateral account established with the Collateral Agent for the benefit of the Issuing Bank. In the event of any partial reduction of the PF L/C Commitments, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower and the PF Lenders of the aggregate amount of the outstanding PF L/C Loans and the PF L/C Exposure after giving effect thereto and (ii) if such aggregate amount would exceed the aggregate amount of the PF L/C Commitments after giving effect to such reduction or termination, then the Borrower shall repay or prepay PF L/C Loans and/or replace or cash collateralize outstanding PF Letters of Credit in an amount sufficient to eliminate such excess. Upon any replacement or cash collateralization of PF Letters of Credit as contemplated and to the extent required by the preceding sentence, the Administrative Agent shall return to the PF Lenders, from the Credit-Linked Deposit Account in accordance with their respective PF Pro Rata Percentages, an amount equal to the amount of such reduction or termination.

        (b)        Not later than the third Business Day following the completion of any Asset Sale, the Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(g).

        (c)        In the event and on each occasion that an Equity Issuance occurs, the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the occurrence of such Equity Issuance, apply 50% of the Net Cash Proceeds therefrom to prepay outstanding Term Loans in accordance with Section 2.13(g).

        (d)        No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on or around June 30, 2005, and (ii) the third Business Day following the date on which the financial statements with respect to such period are delivered pursuant to Section 5.04(a), the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(g) in an aggregate principal amount equal to 75% of Excess Cash Flow for the fiscal year then ended minus Voluntary Prepayments during such fiscal year; provided, however, that such percentage shall be reduced to 50% for any year if the Leverage Ratio at the end of such year shall have been less than 3.0 to 1.0.

        (e)        In the event that any Loan Party or any subsidiary of a Loan Party shall receive Net Cash Proceeds from the issuance or other disposition of Indebtedness for money borrowed of any Loan Party or any subsidiary of a Loan Party (other than Indebtedness for money borrowed permitted pursuant to Section 6.01), the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by such Loan Party or such subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(g).

        (f)        On the Business Day following the Repurchase Cutoff Date, the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(g) with all funds in the Cash Collateral Account on such Business Day.

        (g)        Mandatory prepayments of outstanding Term Loans under this Agreement shall be applied pro rata against the remaining scheduled installments of principal due in respect of the Term Loans under Section 2.11.

        (h)        The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three days prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

        SECTION 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender, the Issuing Bank or the Administrative Agent (except any such reserve requirement which is reflected in the Adjusted LIBO Rate or the Credit-Linked Deposit Cost Amount, as applicable) or shall impose on such Lender, the Issuing Bank or the Administrative Agent or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, any Credit-Linked Deposit or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Bank or the Administrative Agent of making or maintaining any Eurodollar Loan or Credit-Linked Deposit or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or in any Credit-Linked Deposit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or the Administrative Agent hereunder (whether of principal, interest or otherwise), in each case, by an amount deemed by such Lender, the Issuing Bank or the Administrative Agent to be material, then the Borrower will pay to such Lender, the Issuing Bank or the Administrative Agent, as the case may be, upon demand in accordance with paragraph (c) below such additional amount or amounts as will compensate such Lender, the Issuing Bank or the Administrative Agent, as the case may be, for such additional costs incurred or reduction suffered.

        (b)        If any Lender or the Issuing Bank shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy) by an amount deemed by such Lender or the Issuing Bank to be material, then from time to time in accordance with paragraph (c) below the Borrower shall pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

        (c)        A certificate of a Lender, the Issuing Bank or the Administrative Agent setting forth the amount or amounts necessary to compensate such Lender, the Issuing Bank or the Administrative Agent or its holding company, as applicable, as specified in paragraph (a) or (b) above, together with supporting documentation or computations in each case in reasonable detail, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender, the Issuing Bank or the Administrative Agent the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

        (d)        Failure or delay on the part of any Lender, the Issuing Bank or the Administrative Agent to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s, the Issuing Bank’s or the Administrative Agent’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender, the Issuing Bank or the Administrative Agent under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 120 days prior to such request if such Lender, the Issuing Bank or the Administrative Agent knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 120-day period. The protection of this Section shall be available to each Lender, the Issuing Bank and the Administrative Agent regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

        SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

    (i)        such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans), whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn (which such Lender agrees to do as promptly as practicable after circumstances allow); and

    (ii)        such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

        (b)        For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

        SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense (other than any loss of margin over funding cost or anticipated profit) that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. In addition, the Borrower shall indemnify the Administrative Agent against any loss or expense comparable to the losses or expenses covered by the preceding sentences of this Section 2.16 that the Administrative Agent may sustain or incur as a consequence of any withdrawal from the Credit-Linked Deposit Account pursuant to the terms of this Agreement prior to the end of the then-applicable Interest Period for the Credit-Linked Deposits. A certificate of any Lender or the Administrative Agent in reasonable detail with supporting calculations setting forth any amount or amounts which such Lender or the Administrative Agent is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error.

        SECTION 2.17. Pro Rata Treatment. Except as provided below in this Section 2.17 with respect to Swingline Loans and as required under Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, the UF L/C Commitment Fees and the PF L/C Commitment Fees, each reduction of the Term Loan Commitments, the Incremental Term Loan Commitments (if any), the Revolving Credit Commitments or the Letter of Credit Facility Commitments of a Class and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans or participations in L/C Disbursements, as applicable). For purposes of determining the available Revolving Credit Commitments of the Lenders at any time, each outstanding Swingline Loan shall be deemed to have utilized the Revolving Credit Commitments of the Lenders (including those Lenders which shall not have made Swingline Loans) pro rata in accordance with such respective Revolving Credit Commitments. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

        SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any of its Loans or participations in L/C Disbursements and accrued interest thereon as a result of which the unpaid portion of its Loans or participations in L/C Disbursements and accrued interest thereon shall be proportionately less than the unpaid portion of the Loans and participations in L/C Disbursements and accrued interest thereon of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and participations in L/C Disbursements and accrued interest thereon of such other Lender, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of the principal of and accrued interest on their respective Loans and participations in L/C Disbursements; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

        SECTION 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 1:00 p.m., New York City time, on the date when due in immediately available dollars, without setoff, defense or counterclaim. Each such payment (other than (i) Issuing Bank Fees, which shall be paid directly to the Issuing Bank, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender except as otherwise provided in Section 2.21(e)) shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, New York.

        (b)        Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

        SECTION 2.20. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Loan Party shall make such deductions and (iii) the Borrower or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

        (b)        In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

        (c)        The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its behalf or on behalf of a Lender, shall be conclusive absent manifest error.

        (d)        As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any other Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

        (e)        Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), on or prior to the Restatement Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.04 (unless the Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, such accurate, properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate. In addition, each Lender agrees that from time to time after the Restatement Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent new accurate, properly completed and executed documentation prescribed by applicable law or as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such documentation, in which case such Lender shall not be required to deliver any such documentation, pursuant to this Section 2.20(e). Notwithstanding anything to the contrary contained in this Section 2.20 but subject to Section 9.04 and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is a Foreign Lender to the extent that such Lender has not provided to the Borrower accurate, properly completed and executed documentation that establishes a complete exemption from such deduction or withholding (the “Exemption Documentation”) and (y) the Borrower shall not be obligated pursuant to Section 2.20 to make any additional payments to a Lender pursuant to Section 2.20(a), 2.20(b) or 2.20(c), as the case may be (the “Gross-Up Payments”) if such Lender has not provided to the Borrower the Exemption Documentation required to be provided to the Borrower pursuant to this Section 2.20(e). Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.20 and except as set forth in Section 9.04, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Sections 2.20(a), 2.20(b) and 2.20(c) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any Change in Law relating to the deducting or withholding of such Taxes.

        (f)        If the Borrower pays any additional amount under this Section 2.20 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such refund, reduction or credit.

        SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or the Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank pursuant to Section 2.20 or (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender or the Issuing Bank and the Administrative Agent, require such Lender or the Issuing Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, and (z) the Borrower or such assignee shall have paid to the affected Lender or the Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or the Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or the Issuing Bank hereunder (including any amounts under Section 2.14 and Section 2.16), in each case with respect to the Loans or Commitments subject to such assignment; provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s or the Issuing Bank’s claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender or the Issuing Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender or the Issuing Bank pursuant to paragraph (b) below), or if such Lender or the Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender or the Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.21(a).

        (b)        If (i) any Lender or the Issuing Bank shall request compensation under Section 2.14, (ii) any Lender or the Issuing Bank delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or the Issuing Bank, pursuant to Section 2.20, then such Lender or the Issuing Bank shall use reasonable efforts (which shall not require such Lender or the Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such filing or assignment, delegation and transfer.

        SECTION 2.22. Swingline Loans. (a) Swingline Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees to make loans to the Borrower at any time and from time to time on and after the Restatement Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of all Swingline Loans exceeding $10,000,000 in the aggregate, (ii) the Revolving Credit Exposure of any Lender, after giving effect to any Swingline Loan, exceeding such Lender’s Revolving Credit Commitment, or (iii) the Aggregate Revolving Credit Exposure, after giving effect to any Swingline Loan, exceeding the Total Revolving Credit Commitment. Each Swingline Loan shall be in a principal amount that is an integral multiple of $250,000. The Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow Swingline Loans hereunder, subject to the terms, conditions and limitations set forth herein.

        (b)        Swingline Loans. The Borrower shall notify the Swingline Lender by fax, or by telephone (confirmed by fax), with a copy of such notice to the Administrative Agent not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day), the amount of such Swingline Loan and the wire transfer instructions for the account to which the proceeds of such Swingline Loan are to be transferred. The Swingline Lender shall promptly make each Swingline Loan by wire transfer to the account specified by the Borrower in such request.

        (c)        Prepayment. The Borrower shall have the right at any time and from time to time to prepay any Swingline Loan, in whole or in part, upon giving written or fax notice (or telephone notice promptly confirmed by written, or fax notice) to the Swingline Lender and to the Administrative Agent before 12:00 (noon), New York City time on the date of prepayment at the Swingline Lender’s address for notices specified on Schedule 2.01.

        (d)        Interest. Each Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(a).

        (e)        Participations. The Swingline Lender may by written notice given to the Administrative Agent not later than 11:00 a.m., New York City time, on any Business Day require the Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Credit Lenders will participate. The Administrative Agent will, promptly upon receipt of such notice, give notice to each Revolving Credit Lender, specifying in such notice such Lender’s Revolving Facility Pro Rata Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender’s Revolving Facility Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders) and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower (or other party liable for obligations of the Borrower) of any default in the payment thereof.

        SECTION 2.23. Letters of Credit. (a) General. The Borrower may request the issuance of a Letter of Credit for its own account or for the account of any of its wholly owned Subsidiaries (in which case the Borrower and such wholly owned Subsidiary shall be co-applicants with respect to such Letter of Credit), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time prior to the date that is 30 days prior to (i) the Revolving Credit Maturity Date (in the case of RF Letters of Credit and UF Letters of Credit) or (ii) the PF Maturity Date (in the case of PF Letters of Credit). This Section shall not be construed to impose an obligation upon the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

        (b)        Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrower shall hand deliver or fax to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, whether such Letter of Credit shall be an RF Letter of Credit, a UF Letter of Credit or a PF Letter of Credit, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. The Issuing Bank shall promptly (i) notify the Administrative Agent in writing of the amount and expiry date of each Letter of Credit issued by it and (ii) provide a copy of each such Letter of Credit (and any amendments, renewals or extensions thereof) to the Administrative Agent. An RF Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each such Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the RF L/C Exposure shall not exceed $20,000,000 and (ii) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment. A UF Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each such UF Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension the sum of the UF L/C Exposure and the outstanding UF L/C Loans shall not exceed the aggregate UF L/C Commitments. A PF Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each such PF Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the sum of the PF L/C Exposure and the outstanding PF L/C Loans shall not exceed the aggregate PF L/C Commitments and (ii) the aggregate PF L/C Exposure shall not exceed the aggregate Credit-Linked Deposits. If the Borrower shall fail to specify whether any requested Letter of Credit is to be an RF Letter of Credit, a UF Letter of Credit or a PF Letter of Credit, then the requested Letter of Credit shall be deemed to be a UF Letter of Credit unless the issuance thereof would not be permitted by the foregoing provisions of this paragraph, in which case it shall be deemed to be a PF Letter of Credit unless the issuance thereof would not be permitted by the foregoing provisions of this paragraph, in which case it shall be deemed to be an RF Letter of Credit. Each Existing Letter of Credit shall be deemed to be a UF Letter of Credit or a PF Letter of Credit, in each case as set forth on Schedule 1.01(a).

        (c)        Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to (i) the Revolving Credit Maturity Date (in the case of RF Letters of Credit and UF Letters of Credit) or (ii) the PF Maturity Date (in the case of PF Letters of Credit), unless such Letter of Credit expires by its terms on an earlier date; provided, that a Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to (i) the Revolving Credit Maturity Date (in the case of RF Letters of Credit and UF Letters of Credit) or (ii) the PF Maturity Date (in the case of PF Letters of Credit) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

        (d)        Participations. By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Credit Lender, UF Lender or PF Lender, as the case may be, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Revolving Facility Pro Rata Percentage, UF Pro Rata Percentage or PF Pro Rata Percentage, as applicable, of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit (or, in the case of the Existing Letters of Credit, effective upon the Restatement Date). In consideration and in furtherance of the foregoing, (i) each Revolving Credit Lender and UF Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Revolving Facility Pro Rata Percentage or UF Pro Rata Percentage, as applicable, of each L/C Disbursement in respect of an RF Letter of Credit or a UF Letter of Credit, respectively, made by the Issuing Bank and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(f), in the case of RF Letters of Credit, or Section 2.02(g), in the case of UF Letters of Credit, and (ii) each PF Lender hereby absolutely and unconditionally authorizes the Administrative Agent to pay the Issuing Bank such Lender’s PF Pro Rata Percentage of each L/C Disbursement made by the Issuing Bank and not reimbursed by the Borrower from the Credit-Linked Deposits on deposit with the Administrative Agent in the Credit-Linked Deposit Account forthwith on the date due as provided by Section 2.02(h). Each Revolving Credit Lender, UF Lender and PF Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

        (e)        Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, subject to Section 2.02(f), 2.02(g) or 2.02(h), as applicable, the Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement on the same Business Day that the Borrower shall have received notice from the Issuing Bank that payment of such draft will be made, or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

        (f)        Obligations Absolute. The Borrower’s obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

(i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

    (iii)        the existence of any claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

    (iv)        any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

    (vi)        any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

        Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Issuing Bank. However, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.

        (g)        Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the Borrower of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank, the Revolving Credit Lenders, the UF L/C Lenders or the PF L/C Lenders, as the case may be, with respect to any such L/C Disbursement.

        (h)        Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of (i) the date of payment by the Borrower or (ii)(x) in the case of an RF Letter of Credit or a UF Letter of Credit, the date on which interest shall commence to accrue thereon as provided in Section 2.02(f) or 2.02(g), as applicable, and (y) in the case of a PF Letter of Credit, the date of payment by the Administrative Agent as provided in Section 2.02(h), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.

        (i)        Resignation or Removal of the Issuing Bank. The Issuing Bank may resign at any time by giving 30 days’ prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to the Issuing Bank, the Administrative Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(iii). The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of the Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

        (j)        Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day it receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders or UF Lenders, as the case may be, holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding RF Letters of Credit or UF Letters of Credit, respectively) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders or UF Lenders, as the case may be, an amount in cash equal to the RF L/C Exposure or UF L/C Exposure, respectively, as of such date; provided, however, that the obligation to deposit such cash shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (g) or (h) of Article VII. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements in respect of RF Letters of Credit and UF Letters of Credit for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the RF L/C Exposure or the UF L/C Exposure, as applicable, at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders or the UF Lenders, as applicable, holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding RF Letters of Credit or UF Letters of Credit, respectively), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

        (k)        Additional Issuing Banks. The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to any other Issuing Bank and such Lender.

        (l)        Credit Linked Deposit Account. (i)  On the Restatement Date and subject to the satisfaction of the conditions precedent set forth in Sections 4.01 and 4.02, each PF Lender shall pay to the Administrative Agent such PF Lender’s Credit-Linked Deposit. The Credit-Linked Deposits shall be held by the Administrative Agent in (or credited to) the Credit-Linked Deposit Account, and no person other than the Administrative Agent shall have a right of withdrawal from the Credit-Linked Deposit Account or any other right or power with respect to the Credit-Linked Deposits. Notwithstanding anything herein to the contrary, the funding obligation of each PF Lender in respect of its participation in PF Letters of Credit shall be satisfied in full upon the funding of its Credit-Linked Deposit.

        (ii)  Each of the Administrative Agent, the Issuing Bank and each PF Lender hereby acknowledges and agrees that (x) each PF Lender is funding its Credit-Linked Deposit to the Administrative Agent for application in the manner contemplated by Sections 2.02(h) and  2.23(d) and (y) the Administrative Agent may invest the Credit-Linked Deposits in such investments as may be determined from time to time by the Administrative Agent. The Administrative Agent hereby agrees to pay to each PF Lender, on each Interest Payment Date for the Credit-Linked Deposits, interest (computed on the basis of the actual number of days elapsed over a year of 360 days) on the amount of such PF Lender’s PF Pro Rata Percentage of the aggregate amount of the Credit-Linked Deposits during such Interest Period at a rate per annum equal to the Adjusted LIBO Rate for such Interest Period less the Credit-Linked Deposit Cost Amount. With respect to any Interest Period during which a PF L/C Loan is deemed made, the Administrative Agent shall determine the amount of interest payable by the Borrower on such PF L/C Loan for the portion of such Interest Period during which such PF L/C Loan is outstanding pursuant to Section 2.02(i) and the amount of interest payable by the Administrative Agent on the Credit-Linked Deposits during such Interest Period, and such determination shall be conclusive absent manifest error.

        (iii)        The Borrower shall have no right, title or interest in or to the Credit-Linked Deposit Account or the Credit-Linked Deposits and no obligations with respect thereto other than as expressly provided in this Agreement. Without limiting the foregoing, the obligation to return the Credit-Linked Deposits to the P/F Lenders is solely an obligation of the Administrative Agent, and the Borrower shall have no liability or obligation in respect of the principal amount of the Credit-Linked Deposits.

        SECTION 2.24. Increase in Term Loan Commitments. (a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an aggregate amount not to exceed the lesser of (i) $25,000,000 and (ii) the Incremental Debt Amount from one or more Incremental Term Lenders, which may include any existing Lender; provided that each Incremental Term Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld). Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 or equal to the remaining Incremental Debt Amount), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice) and (iii) whether such Incremental Term Loan Commitments are to be Term Loan Commitments or commitments to make term loans with terms different from the Term Loans (“Other Term Loans”).

        (b)        The Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Term Loan Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided that, without the prior written consent of the Required Lenders, (i) the final maturity date of any Other Term Loans shall be no earlier than the Term Loan Maturity Date, (ii) the average life to maturity of any Other Term Loans shall be no shorter than (x) the average life to maturity of the Term Loans and (y) if the initial yield (determined as provided below) of such Other Term Loans exceeds the Applicable Percentage then in effect for Eurodollar Term Loans, six months longer than the average life to maturity of the Term Loans, and (iii) if the initial yield on any Other Term Loans (as determined by the Administrative Agent to be equal to the sum of (x) the Adjusted LIBOR margin on the Other Term Loans and (y) if the Other Term Loans are initially made at a discount or the Lenders making the same receive a fee directly or indirectly from Holdings, the Borrower or any Subsidiary for doing so (the amount of such fee, expressed as a percentage of the Other Term Loans, being referred to herein as “OID”), the amount of such OID divided by the lesser of (A) the average life to maturity of such Other Term Loans and (B) four) exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”) the Applicable Percentage then in effect for Eurodollar Term Loans, then the Applicable Percentages then in effect for Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans (and if the Adjusted LIBOR margins on the Other Term Loans are subject to a leveraged-based pricing grid, appropriate increases to the other Applicable Percentages for the Term Loans, consistent with the foregoing, shall be made). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment evidenced thereby. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

        (c)        Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.24 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, (ii) the Administrative Agent shall have received (with sufficient copies for each of the Incremental Term Lenders) legal opinions, board resolutions and other closing certificates and documentation consistent with those delivered on the Restatement Date under Section 4.02 and (iii) the Leverage Ratio on such date, calculated on a Pro Forma Basis after giving effect to such Incremental Term Loan Commitment and the Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date, shall be at least 0.25 to 1.0 less than the maximum Leverage Ratio permitted under Section 6.13 applicable at such time.

        (d)        Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each Borrowing of outstanding Term Loans on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding Eurodollar Term Borrowing to be converted into an ABR Term Borrowing on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding Eurodollar Term Borrowing on a pro rata basis, even though as a result thereof such Incremental Term Loan may effectively have a shorter Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of Eurodollar Term Loans to ABR Term Loans made pursuant to the preceding sentence shall be subject to Section 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Eurodollar Term Borrowing then, subject to Section 2.07, the interest rate applicable to such Incremental Term Loan for the remainder of such Interest Period shall equal the Adjusted LIBO Rate for a period approximately equal to the remainder of such Interest Period (as determined by the Administrative Agent two Business Days before the date such Incremental Term Loan is made) plus the Applicable Percentage. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization payments under Sections 2.11(a)(i) required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.

ARTICLE III

Representations and Warranties

        Each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

        SECTION 3.01. Organization; Powers. Holdings, the Borrower and each of the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

        SECTION 3.02. Authorization. The Transactions (a) have been duly authorized by all requisite corporate or other company and, if required, stockholder, action on the part of each Loan Party and (b) will not (i) violate (A) any material provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary, (B) any applicable order of any Governmental Authority or (C) any provision of any indenture or any other material agreement or other instrument to which Holdings, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

        SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general equitable principles.

        SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) such as have been made or obtained and are in full force and effect and (b) such actions, consents, approvals, registrations or filings, the failure of which to make or obtain could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 3.05. Financial Statements. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and related statements of income, stockholders’ equity and cash flows (i) as of and for the fiscal year ended on July 2, 2003, audited by and accompanied by the opinion of Deloitte & Touche LLP, independent public accountants, and (ii) as of and for (A) the fiscal quarter and the portion of the fiscal year ended on December 17, 2003 and (B) each fiscal four week period after the most recent financial statements furnished pursuant to the preceding clause (A) and ended 30 days prior to the Restatement Date, certified by its chief financial officer. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP (as applicable to interim financial statements, in the case of such interim financial statements) applied on a consistent basis.

        (b)        The Borrower has heretofore delivered to the Lenders its unaudited pro forma consolidated balance sheet and related pro forma consolidated statement of income as of and for the four fiscal quarters ended December 17, 2003, prepared giving effect to the Transactions as if they had occurred, with respect to such balance sheet, on such date and, with respect to such other financial statements, on the first day of the four fiscal quarter period ending on such date. Such pro forma financial statements have been prepared in good faith by the Borrower, based on the assumptions used to prepare the pro forma financial information contained in the Confidential Information Memorandum (which assumptions at the time made were believed by the Borrower to be reasonable), were based on the best information available to the Borrower as of the date of delivery thereof, accurately reflect all adjustments required to be made to give effect to the Transactions and present fairly in all material respects on a pro forma basis the estimated consolidated financial position of the Borrower and its consolidated Subsidiaries as of such date and for such period, assuming that the Transactions had actually occurred at such date or at the beginning of such period, as the case may be.

        SECTION 3.06. No Material Adverse Change. No event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, operations or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, since July 2, 2003.

        SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of Holdings, the Borrower and each of the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets (including any Mortgaged Property), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

        (b)        Each of Holdings, the Borrower and each of the Subsidiaries has complied with all obligations under all leases to which it is a party and all such leases are in full force and effect except, in each case, for such noncompliance or such failures to be in full force and effect that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each of Holdings, the Borrower and each of the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

        SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Restatement Date a list of all Subsidiaries and the percentage ownership interest of Holdings, the Borrower or any Subsidiary therein. The shares of Equity Interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by Holdings, the Borrower or one of the Subsidiaries, directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents).

        SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or the Borrower, threatened against or affecting Holdings or the Borrower or any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

        (b)        Since the Restatement Date, there has been no change in the status of the matters disclosed on Schedule 3.09 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

        SECTION 3.10. Agreements. None of Holdings, the Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

        SECTION 3.11. Federal Reserve Regulations. (a) None of Holdings, the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

        (b)        No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

        SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. None of Holdings, the Borrower or any Subsidiary is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

        SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Term Loans (other than any Incremental Term Loans) solely (a) to repay the Existing Term Loans, (b) to fund a dividend or distribution to Holdings to allow Holdings to repurchase a portion of the Existing Holdings Notes, (c) to establish and fund the Cash Collateral Account and (d) to pay related fees and expenses. The Borrower will use the proceeds of the Revolving Loans and the Swingline Loans, and will request the issuance of Letters of Credit, solely for general corporate purposes of the Borrower. The Borrower will use the proceeds of any Incremental Term Loans solely as set forth in the applicable Incremental Term Loan Assumption Agreement.

        SECTION 3.14. Tax Returns. Each of Holdings, the Borrower and each of the Subsidiaries has filed or caused to be filed all Federal, state and material, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all material Taxes due and payable by it and all material assessments received by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves.

        SECTION 3.15. No Material Misstatements. None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of Holdings or the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, when taken as a whole, contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each of Holdings and the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

        SECTION 3.16. Employee Benefit Plans. Each of the Borrower and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on the assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan by a material amount, and the present value of all benefit liabilities of all underfunded Plans (based on the assumptions used to fund such plan) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans by a material amount.

        SECTION 3.17. Environmental Matters. (a) Except as set forth in Schedule 3.17 and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

        (b)        Since the Restatement Date, there has been no change in the status of the matters disclosed on Schedule 3.17 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

        SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct description of all insurance maintained by the Borrower or by the Borrower for its Subsidiaries as of the date hereof and the Restatement Date. As of each such date, such insurance is in full force and effect and all premiums have been duly paid. The Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

        SECTION 3.19. Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and proceeds thereof and (i) together with the Pledged Collateral (as defined in the Guarantee and Collateral Agreement) in the possession of the Collateral Agent constitutes, or in the case of Pledged Collateral to be delivered in the future, will constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties thereto in such Pledged Collateral, in each case prior and superior in right to any other person, and (ii) together with the financing statements previously filed in the offices specified on Schedule 3.19(a), the Guarantee and Collateral Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Intellectual Property, as defined in the Guarantee and Collateral Agreement) to the extent such security interest may be perfected by filing, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

        (b)        The Guarantee and Collateral Agreement currently on file with the United States Patent and Trademark Office and the United States Copyright Office, together with financing statements in appropriate form filed in the offices specified on Schedule 3.19(a), constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Guarantee and Collateral Agreement) owned on the Closing Date in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the Closing Date).

        SECTION 3.20. Location of Real Property and Leased Premises.  Schedule 3.20(a) lists completely and correctly as of the Restatement Date all real property owned by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries, as the case may be, as of the Restatement Date, own in fee all the real property set forth on Schedule 3.20(a). Schedule 3.20(b) lists completely and correctly as of the Restatement Date all material real property leased by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries, as the case may be, as of the Restatement Date have valid leasehold interests in all the real property set forth on Schedule 3.20(b).

        SECTION 3.21. Labor Matters. As of the Restatement Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Subsidiary pending or, to the knowledge of Holdings or the Borrower, threatened. The hours worked by and payments made to employees of Holdings, the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except for such violations that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. All payments due from Holdings, the Borrower or any Subsidiary, or for which any claim may be made against Holdings, the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Holdings, the Borrower or such Subsidiary, except for such failures that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any Subsidiary is bound.

        SECTION 3.22. Solvency. Immediately after the consummation of the Transactions to occur on the Restatement Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Restatement Date.

        SECTION 3.23. Senior Indebtedness. The Obligations constitute "Senior Indebtedness" under and as defined in the Existing Subordinated Note Documents and the Existing Holdings Notes.

ARTICLE IV

Conditions of Lending

        The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

        SECTION 4.01. All Credit Events. On the date of each Borrowing, including each Borrowing of a Swingline Loan but excluding the conversion of a Eurodollar Borrowing to an ABR Borrowing or vice versa or the continuation or conversion of the Interest Period of a Eurodollar Borrowing into another permitted Interest Period, and on the date of each issuance, amendment, extension or renewal of a Letter of Credit (each such event being called a “Credit Event”):

        (a)        The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a Swingline Loan, the Swingline Lender and the Administrative Agent shall have received a notice requesting such Swingline Loan as required by Section 2.22(b).

        (b)        The representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

        (c)        At the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

        Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower and Holdings on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

        SECTION 4.02. Restatement Date. On the Restatement Date:

        (a)        The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for Holdings and the Borrower, substantially to the effect set forth in Exhibit F-1 and (ii) Faegre & Benson, local counsel for the Borrower, substantially to the effect set forth in Exhibit F-2, in each case (A) dated the Restatement Date, (B) addressed to the Issuing Bank, the Administrative Agent and the Lenders and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and Holdings and the Borrower hereby request such counsel to deliver such opinions.

        (b)        The Administrative Agent shall have received (i) a certificate dated the Restatement Date and signed by the Secretary or Assistant Secretary of Holdings and the Borrower certifying (A) that except as set forth on any schedule attached thereto, the certificate or articles of incorporation of each Loan Party previously delivered on the Closing Date (or such later date on which such person became a Loan Party) have not been amended since the date of the last amendment thereto shown on the certificate of good standing so furnished, (B) that except as set forth on any schedule attached thereto, the by-laws of each Loan Party as in effect and delivered on the Closing Date (or such later date on which such person became a Loan Party) have not been amended, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other equivalent body of each Loan Party authorizing the execution, delivery and performance of the Amendment Agreement (including Exhibit A thereto in the form of this Agreement) and the other Loan Documents to which such person is a party, as applicable, and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (D) as to the incumbency and specimen signature of each officer executing the Amendment Agreement or any other Loan Document or any other document delivered in connection therewith on behalf of such Loan Party; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (i) above; and (iii) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.

        (c)        The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

        (d)        The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

        (e)        The Amendment Agreement shall have become effective in accordance with its terms.

        (f)        The Lenders shall have received, to the extent requested, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act.

        (g)        The Security Documents shall be in full force and effect on the Restatement Date, and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded in order to create or continue in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority Lien on, and security interest in, the Collateral (subject to any Liens expressly permitted by Section 6.02) shall have been delivered to the Collateral Agent. The Pledged Collateral (as defined in the Guarantee and Collateral Agreement) shall be duly and validly pledged under the Guarantee and Collateral Agreement to the Collateral Agent for the benefit of the Secured Parties, and certificates representing such Pledged Collateral, accompanied by instruments of transfer and stock powers endorsed in blank, shall be in the actual possession of the Collateral Agent.

        (h)        The Collateral Agent shall have received a certificate, dated the Restatement Date and signed by a Responsible Officer of the Borrower, certifying that, except as set forth on any schedule attached thereto, the information set forth on the Perfection Certificate is complete, correct and accurate in all material respects as of the Restatement Date.

        (i)        At least $18,600,000 aggregate principal amount of Existing Holdings Notes shall have been redeemed simultaneously with the initial Credit Event on the Restatement Date, and the Administrative Agent shall have received reasonably satisfactory evidence thereof.

        (j)        The Lenders shall have received a certificate substantially in the form of Exhibit G from the chief financial officer of the Borrower to the effect that, after giving effect to the Transactions and the other transactions contemplated hereby, the Borrower and the Subsidiaries, taken as a whole, will not (i) be insolvent, (ii) be rendered insolvent by the Indebtedness incurred in connection therewith, (iii) be left with unreasonably small capital with which to engage in its business or (iv) have incurred debts beyond its ability to pay such debts as they mature.

        (k)        All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions and the other transactions contemplated hereby to the extent required, in each case to the extent failure to obtain such approval or consent will or is reasonably likely to have a Material Adverse Effect, and there shall be no litigation, governmental, administrative or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transactions or the other transactions contemplated hereby.

ARTICLE V

Affirmative Covenants

        Each of Holdings and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of Holdings and the Borrower will, and will cause each of the Subsidiaries to:

        SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

        (b)        Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated with, in the case of the Borrower and the Subsidiaries, reasonable extensions thereof; comply in all material respects with all applicable laws, rules, regulations, decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

        SECTION 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

        (b)        Cause all such policies covering any Collateral to be endorsed or otherwise amended to include a customary lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Restatement Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or the Loan Parties under such policies directly to the Collateral Agent; cause all such policies to provide that neither the Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a “Replacement Cost Endorsement”, without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect their interests; deliver original or certified copies of all such policies to the Collateral Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

        (c)        Notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by the Borrower; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

        SECTION 5.03. Obligations and Taxes. Pay its Material Indebtedness and other material obligations promptly and in accordance with their terms and pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such material obligation or Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property.

        SECTION 5.04. Financial Statements, Reports, etc. In the case of the Borrower, furnish to the Administrative Agent:

        (a)        within 90 days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by Deloitte & Touche LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

        (b)        within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

        (c)        within 45 days after the end of the first two fiscal four-week periods of each fiscal quarter, its consolidated balance sheet and related statements of income and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries during such fiscal period and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

        (d)        concurrently with any delivery of financial statements under paragraph (a), (b) or (c) above, a certificate of the accounting firm (in the case of paragraph (a)) or Financial Officer (in the case of paragraph  (b) or (c)) opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) in the case of paragraphs (a) and (b), of a Financial Officer setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.11, 6.12 and 6.13 and, in the case of a certificate delivered with the financial statements required by paragraph (a) above, (x) setting forth the Borrower’s calculation of Excess Cash Flow and (y) certifying that there has been no change in the business activities, assets or liabilities of Holdings, or if there has been any such change, describing such change in reasonable detail and certifying that Holdings is in compliance with Section 6.08;

        (e)        at least 45 days after the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

        (f)        promptly after the same become publicly available, copies of all periodic and other reports, final proxy statements, and upon notice of filing to the Administrative Agent and upon the request of the Administrative Agent, other materials filed by Holdings, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be, and all press releases;

        (g)        promptly after the receipt thereof by Holdings, the Borrower or any Subsidiary, a copy of any “management letter” (in final form) received by any such person from its certified public accountants and the management’s response thereto; and

        (h)        promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

        SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Issuing Bank and each Lender prompt written notice of the following:

        (a)        any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

        (b)        the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

        (c)        the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $1,000,000.

        (d)        any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

        SECTION 5.06. Information Regarding Collateral. (a) Furnish to the Administrative Agent prompt written notice of any change in any Loan Party’s legal name, corporate structure, jurisdiction of organization or Federal Taxpayer Identification Number. Holdings and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. Holdings and the Borrower also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

        (b)        In the case of the Borrower, each year, at the time of delivery of the annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a), deliver to the Administrative Agent a certificate of a Financial Officer setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Restatement Date or the date of the most recent certificate delivered pursuant to this Section 5.06.

        SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. Each of Holdings and the Borrower will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent, the Collateral Agent or any Lender to visit and inspect the financial records and the properties of Holdings, the Borrower or any Subsidiary at reasonable times (but not more often then two times each year unless an Event of Default is continuing) and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent, the Collateral Agent or any Lender to discuss the affairs, finances and condition of Holdings, the Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

        SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in Section 3.13.

        SECTION 5.09. Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired or organized Domestic Subsidiary (other than any Inactive Subsidiary) or any Domestic Subsidiary that ceases to be an Inactive Subsidiary to become a Loan Party by executing the Guarantee and Collateral Agreement and each other applicable Security Document in favor of the Collateral Agent. In addition, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent, the Collateral Agent or the Required Lenders shall designate (it being understood that, subject to Section 5.10, it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and its Subsidiaries (including material owned real and other properties acquired subsequent to the Restatement Date)). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section 5.09. The Borrower agrees to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. In furtherance of the foregoing, the Borrower will give prompt notice to the Administrative Agent of the acquisition by it or any of the Subsidiaries of any real property (or any interest in real property) having a value in excess of $250,000.

ARTICLE VI

Negative Covenants

        Each of Holdings and the Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, neither Holdings nor the Borrower will, nor will they cause or permit any of the Subsidiaries to:

        SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

        (a)        Indebtedness for borrowed money existing on the Restatement Date and set forth in Schedule 6.01, and any extensions, renewals or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased, the weighted average life to maturity of such Indebtedness is not decreased, such Indebtedness, if subordinated to the Obligations, remains so subordinated on terms not less favorable to the Lenders, and the original obligors in respect of such Indebtedness remain the only obligors thereon;

        (b)        Indebtedness created hereunder and under the other Loan Documents;

        (c)        intercompany Indebtedness of Holdings, the Borrower and the Subsidiaries to the extent permitted by Section 6.04(c) and unsecured Guarantees made in the ordinary course of business by the Borrower or any Subsidiary Guarantor of obligations of the Borrower or any Subsidiary Guarantor;

        (d)        Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01(d), when combined with the aggregate principal amount of all Capital Lease Obligations and Synthetic Lease Obligations incurred pursuant to Section  6.01(e) shall not exceed $25,000,000 at any time outstanding;

        (e)        in the case of the Borrower and its Subsidiaries, Capital Lease Obligations and Synthetic Lease Obligations, in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(d), not in excess of $25,000,000 at any time outstanding;

        (f)        Indebtedness under performance bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business;

        (g)        Indebtedness of any person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such person becomes a Subsidiary and is not created in contemplation of or in connection with such person becoming a Subsidiary, (ii) immediately before and after such person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing and (iii) the aggregate principal amount of Indebtedness permitted by this clause (g) shall not exceed $10,000,000 at any time outstanding;

        (h)        unsecured subordinated Indebtedness of the Borrower (“Seller Notes”) issued to the seller in connection with any Permitted Acquisition under Section 6.04(f); provided that (i) such Indebtedness provides for cash interest payments in an amount not greater than 14% per annum and requires no cash payments of principal prior to the date that is one year after the Term Loan Maturity Date, (ii) such Indebtedness does not impose any financial or other “maintenance” covenants on Holdings, the Borrower or any of the Subsidiaries, (iii) such Indebtedness is subordinated to the Obligations on terms no less favorable to the Secured Parties than those governing the Existing Subordinated Notes and (iv) the aggregate principal amount of any such Seller Notes does not exceed $20,000,000 at any one time outstanding;

        (i)        Existing Subordinated Notes issued after the Restatement Date in an aggregate principal amount at any time outstanding not to exceed the Incremental Debt Amount, and any Guarantees relating to such Existing Subordinated Notes, so long as, at the time of and immediately after such incurrence (A) no Event of Default or Default shall have occurred and be continuing and (B)  the Leverage Ratio of the Borrower, on a Pro Forma Basis after giving effect to such incurrence and the application of the proceeds therefrom, shall be at least 0.25 to 1.0 less than the maximum Leverage Ratio permitted under Section 6.13 applicable at such time;

        (j)        in the case of Holdings, senior unsecured discount notes of Holdings, with an initial accreted value not in excess of $100,000,000, issued on or prior to the Repurchase Cutoff Date, that (i)  mature on or after June 30, 2010, (ii) require no scheduled payment of principal prior to maturity and (iii) are otherwise on terms reasonably acceptable to the Administrative Agent (the “New Holdings Notes”), and the accretion of such Indebtedness in accordance with the terms thereof; and

        (k)        other unsecured Indebtedness of the Borrower or the Subsidiaries in an aggregate principal amount at any time outstanding not to exceed the Incremental Debt Amount.

        SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

        (a)        Liens on property or assets of the Borrower and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the date hereof;

        (b)        any Lien created under the Loan Documents;

        (c)        any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary;

        (d)        Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

        (e)        carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

        (f)        pledges and deposits in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

        (g)        deposits to secure the performance of bids, trade contracts (other than for Indebtedness for borrowed money), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

        (h)        zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

        (i)        purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction) and (iii) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary;

        (j)        judgment liens securing judgments that have not resulted in an Event of Default under Article VII; and

        (k)        any interest or title of a lessor under any lease entered into by the Borrower or any of the Subsidiaries in the ordinary course of business and covering only the assets so leased.

        SECTION 6.03. Sale and Leaseback Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Leaseback”) unless (i) the sale of such property is permitted by Section 6.05 and (ii) any Capital Lease Obligations or Liens arising in connection therewith are permitted by Sections 6.01 and 6.02, respectively.

        SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

        (a)        (i) investments by Holdings, the Borrower and the Subsidiaries existing on the Restatement Date in the Equity Interests of the Borrower and the Subsidiaries, and (ii) additional investments by Holdings, the Borrower and the Subsidiaries in the Equity Interests of the Borrower and the Subsidiary Guarantors; provided that any such Equity Interests held by a Loan Party shall be pledged pursuant to the Guarantee and Collateral Agreement (subject to the limitations applicable to voting stock of a Foreign Subsidiary referred to therein);

        (b)        Permitted Investments;

        (c)        loans or advances made by the Borrower to any Subsidiary Guarantor and made by any Subsidiary to the Borrower or any Subsidiary Guarantor; provided that any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the Guarantee and Collateral Agreement above;

        (d)        investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

        (e)        the Borrower and the Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $5,000,000;

        (f)        the Borrower or any wholly owned Subsidiary may acquire all or substantially all the assets of a person or line of business of such person, or all of the Equity Interests of a person (referred to herein as the “Acquired Entity”); provided that (i) the Acquired Entity shall be a going concern and shall be in a similar line of business as that of the Borrower and the Subsidiaries as conducted during the current and most recent calendar year; (ii) at the time of such transaction (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing or shall exist; (B) the Borrower would be in Pro Forma Compliance; (C) after giving effect to such acquisition, there must be at least $10,000,000 of unused and available Revolving Credit Commitments; and (D) the aggregate of the consideration paid in connection with such acquisition and any related acquisitions pursuant to this Section 6.04(f) (including any Indebtedness of the Acquired Entity that is assumed by the Borrower or any Subsidiary following such acquisition) shall not in the aggregate exceed $45,000,000; (iii) the Borrower shall assume no Indebtedness in connection with such acquisition, except as permitted by Section 6.01; and (iv) the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 5.09 and the Security Documents (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(f) being referred to herein as a “Permitted Acquisition”);

        (g)        investments existing on the Restatement Date hereof and set forth on Schedule 6.04;

        (h)        investments consisting of non-cash proceeds of Asset Sales made in accordance with Section 6.05(b);

        (i)        loans or advances permitted by Section 6.06(a);

        (j)        extensions of trade credit in the ordinary course of business; and

        (k)        in addition to investments permitted by paragraphs (a) through (j) above, additional investments, loans and advances by the Borrower and the Subsidiaries so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph (k) (determined without regard to any write-downs or write-offs of such investments, loans and advances, but net of any return of principal or capital, as the case may be) does not exceed $5,000,000 in the aggregate.

        SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower or less than all the Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business, (ii) the Borrower and any wholly owned Subsidiary may make Permitted Acquisitions and (iii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (x) any wholly owned Subsidiary may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation, (y) any wholly owned Subsidiary may merge into or consolidate with any other wholly owned Subsidiary (or, in order to consummate a Permitted Acquisition, any other person) in a transaction in which the surviving entity is a wholly owned Subsidiary and (except in the case of Permitted Acquisitions) no person other than the Borrower or a wholly owned Subsidiary receives any consideration; provided that if any such merger described in this clause (y) shall involve a Domestic Subsidiary, the surviving entity of such merger shall be a Domestic Subsidiary and (z) Holdings may merge with or into the Borrower in a transaction in which no person other than Holdings or the Borrower receives any consideration other than, in the case of the stockholders of Holdings, consideration consisting solely of the Equity Interests of the surviving corporation (following which all references to Holdings or the Borrower shall mean the survivor of such merger).

        (b)        Engage in any Asset Sale otherwise permitted under paragraph (a) above unless (i) such Asset Sale is for consideration at least 75% of which is cash, (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and (iii) the fair market value of all assets sold, transferred, leased or disposed of pursuant to this paragraph (b) shall not exceed $10,000,000 in any fiscal year.

        (c)        Notwithstanding the foregoing paragraphs (a) and (b), the Borrower shall be permitted to:

    (i)        sell Equity Interests of Tahoe Joe’s pursuant to a Qualified Tahoe Joe’s Equity Offering so long as (x) no Event of Default or Default shall have occurred and be continuing or result therefrom and (y) the Net Cash Proceeds received with respect thereto are applied to prepay outstanding Term Loans in accordance with Section 2.13; and

    (ii)        sell (A) Equity Interests of Tahoe Joe’s or all or substantially all the assets of Tahoe Joe’s, (B) the Borrower’s manufacturing facility located in Marshfield, Wisconsin and/or (C) up to 40 restaurants in the aggregate after the Restatement Date, in each case so long as (x) no Event of Default or Default shall have occurred and be continuing or result therefrom, (y) the requirements of Section 6.05(b)(i) and (ii) have been satisfied with respect to any such sale and (z) the Net Cash Proceeds received with respect thereto are applied to prepay outstanding Term Loans in accordance with Section 2.13.

        SECTION 6.06. Restricted Payments; Restrictive Agreements. (a)  Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders, (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may, or the Borrower may make distributions to Holdings so that Holdings may (x) make Restricted Payments in an aggregate amount after the Restatement Date not to exceed $15,000,000, (y) if at the end of any fiscal year, commencing with the fiscal year ending on or around June 30, 2005, the Leverage Ratio was less than 3.0 to 1.0 and the Senior Leverage Ratio was less than 1.25 to 1.0, make Restricted Payments during the following fiscal year in an aggregate amount not to exceed 50% of Excess Cash Flow for the fiscal year then ended so long as, after giving effect to any such Restricted Payment, the Leverage Ratio would be less than 3.0 to 1.0 and the Senior Leverage Ratio would be less than 1.25 to 1.0 and (z) repurchase its Equity Interests owned by employees of Holdings, the Borrower or the Subsidiaries or make payments to employees of Holdings, the Borrower or the Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such employees in an aggregate amount not to exceed $8,000,000 in any fiscal year, of which the aggregate amount paid to any one such employee (or estate of such employee) shall not exceed $4,000,000, (iii) the Borrower may make Restricted Payments or make loans and advances to Holdings (x) in an amount not to exceed $250,000 in any fiscal year, to the extent necessary to pay general corporate and overhead expenses incurred by Holdings in the ordinary course of business and (y) in an amount necessary to make Tax Payments directly attributable to (or arising as a result of) the operations of the Borrower and the Subsidiaries; provided, however, that (A) the amount of such dividends shall not exceed the amount that the Borrower and the Subsidiaries would be required to pay in respect of Federal, State and local taxes were the Borrower to pay such taxes as a stand-alone taxpayer and (B) all Restricted Payments made to Holdings pursuant to this clause (iii) are used by Holdings for the purposes specified herein within 30 days of the receipt thereof, (iv) the Borrower may, or the Borrower may make distributions to Holdings so that Holdings may, make the Existing Holdings Notes Redemption in accordance with Section 6.09(c)(iv)(A), (v) the Borrower may, or the Borrower may make distributions to Holdings so that Holdings may, prepay, repurchase or redeem Existing Holdings Notes or New Holdings Notes in accordance with Section 6.09(c)(i), (vi) the Borrower may make distributions to Holdings at such times and in such amounts, not exceeding $12,000,000 during any fiscal year, as shall be necessary to permit Holdings to pay, as and when due, cash payments of interest on the New Holdings Notes if at the time thereof and after giving effect thereto (A) no Event of Default or Default shall have occurred and be continuing, (B) the Leverage Ratio would be at least .25 times less than the maximum Leverage Ratio then permitted by Section 6.13 and (C) there are at least $15,000,000 of unused and available Revolving Credit Commitments, and (vii) after the prepayment in full of the Existing Holdings Notes, Holdings may use up to $91,600,000 of the net cash proceeds of the New Holdings Notes to pay the Special Dividend.

        (b)  Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations or any refinancing thereof, or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (C) the foregoing shall not apply to restrictions and conditions imposed on any Foreign Subsidiary by the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred hereunder, (D) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness, Capital Lease Obligations or Synthetic Lease Obligations permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness or subject to such lease and (E) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

        SECTION 6.07. Transactions with Affiliates. Except for transactions by or among Loan Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that:

        (a)        the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties;

        (b)        Restricted Payments may be made to the extent provided in Section 6.06;

        (c)        loans may be made and other transactions may be entered into between and among the Borrower, Holdings, the Subsidiaries and their respective Affiliates to the extent permitted by Sections 6.01 and 6.04;

        (d)        so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, (i) business management fees may be paid to Caxton-Iseman Capital, Inc. or any of its Affiliates in an aggregate amount not to exceed 2% of the Borrower’s Consolidated EBITDA in any fiscal year, (ii) upon the consummation of acquisitions and divestitures by the Borrower, investment banking fees in an aggregate amount not to exceed 1.0% of the consideration paid for such acquisition or divestiture may be paid to Caxton-Iseman Capital, Inc. or any of its Affiliates in connection with such acquisition or divestiture, in the case of clauses (i) and (ii) as provided for in the Management Services Agreement as in effect on the Restatement Date; provided that in connection with a Qualified Initial Public Equity Offering, the Borrower may terminate the Management Services Agreement and pay a termination fee from the proceeds of such Qualified Initial Public Equity Offering and (iii) fees may be paid to Sentinel Capital Partners, II, L.P. or any of its Affiliates in an aggregate amount not to exceed $250,000 in any fiscal year, as provided in the services agreement between the Borrower and Sentinel Capital Partners, II, L.P. as in effect on the Restatement Date; and

        (e)        a registration rights agreement may be entered into between and among Holdings and holders of Equity Interests in it providing for customary registration rights in connection with a Qualified Initial Public Equity Offering.

        SECTION 6.08. Business of Holdings, Borrower and Subsidiaries. (a)  With respect to Holdings, engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests of the Borrower and, following a Tahoe Joe’s Dividend, Tahoe Joe’s, and liabilities incidental thereto, including its liabilities hereunder and pursuant to the Guarantee and Collateral Agreement, the Existing Holdings Notes and the New Holdings Note Documents.

        (b)  With respect to the Borrower and its Subsidiaries, engage at any time in any business or business activity other than the business currently conducted by it and reasonable extensions thereof and business activities reasonably incidental thereto.

        SECTION 6.09. Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of any indenture, instrument or agreement pursuant to which any Material Indebtedness of Holdings, the Borrower or any of the Subsidiaries is outstanding if the effect of such waiver, supplement, modification, amendment, termination or release would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to Holdings, the Borrower, any of the Subsidiaries or the Lenders unless such amended Material Indebtedness could be incurred under Section 6.01.

        (b)        (i) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly (including pursuant to any Synthetic Purchase Agreement) redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, the Existing Holdings Notes, the New Holdings Notes, the Existing Subordinated Notes or any other subordinated Indebtedness, or (ii) except as expressly permitted by Section 6.06(vi) with respect to the New Holdings Notes, pay in cash any amount in respect of any Indebtedness or preferred Equity Interests that may at the obligor’s option be paid in kind or in other securities.

        (c)        Notwithstanding the foregoing, Holdings and the Borrower shall be permitted to:

    (i)        expend up to $10,000,000 to optionally prepay, repurchase or redeem any Existing Subordinated Notes, Existing Holdings Notes and/or New Holdings Notes so long as, after giving effect thereto, (x) no Default or Event of Default shall have occurred and be continuing or result therefrom, (y) the Leverage Ratio would be less than 3.5 to 1.0 and (z) the Senior Leverage Ratio would be less than 1.5 to 1.0; and

    (ii)        use the Net Cash Proceeds of a Qualified Initial Public Equity Offering to redeem or repurchase New Holdings Notes, Existing Holdings Notes and/or Existing Subordinated Notes in accordance with the “equity clawback” or “equity repurchase” provisions thereof so long as (x) the Net Cash Proceeds of such Qualified Initial Public Equity Offering are applied to prepay outstanding Term Loans to the extent required by Section 2.13 and (y) after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or result therefrom;

    (iii)        in the case of the Borrower, so long as no Default or Event of Default shall have occurred and be continuing, spend up to $50,000,000 to repurchase Existing Subordinated Notes on or prior to the Repurchase Cutoff Date; and

    (iv)        in the case of Holdings, use (A) the net cash proceeds of the Term Loans on the Restatement Date, (B) the net cash proceeds of the New Holdings Notes on or after the Restatement Date or (C) Restricted Payments that are made under Section 6.06(a)(ii)(x) or (y), to redeem Existing Holdings Notes or New Holdings Notes; provided, however, that not more than $18,600,000 of the net cash proceeds of the Term Loans may be so used; and

    (v)        in the case of the Borrower, to the extent the Borrower would be permitted to make Restricted Payments at the time pursuant to Section 6.06(a)(ii)(x) or (y), prepay, repurchase or redeem Existing Subordinated Notes (with the amount so expended being deemed to be a Restricted Payment for purposes of Section 6.06(a)(ii)(x) and (y)).

        SECTION 6.10. Capital Expenditures. Permit the aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries in any period set forth below to exceed the amount set forth below for such period:

Period	Amount
July 3, 2003 through June 30, 2004	$70,000,000
July 1, 2004 through June 29, 2005	$82,000,000
June 30, 2005 through June 28, 2006	$83,500,000
Each fiscal year thereafter	$85,000,000

The amount of permitted Capital Expenditures set forth above in respect of any fiscal period commencing with the fiscal period ending on or around June 29, 2005, shall be increased (but not decreased) by the sum of (a) an amount equal to the aggregate amount of all Restricted Payments that may be made during such year under Section 6.06(a)(ii)(y) that have not been so made and (b) 50% of the amount of unused permitted Capital Expenditures for the immediately preceding fiscal period (without giving effect to clause (a) and (b) of this sentence).

        SECTION 6.11. Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending with the last day of any fiscal quarter ending in or around any period set forth below to be less than the ratio set forth opposite such period below:

Period	Ratio
Restatement Date through December 15, 2004	2.25 to 1.00
December 16, 2004 through April 5, 2006	2.35 to 1.00
April 6, 2006 through April 4, 2007	2.65 to 1.00
April 5, 2007 through April 2, 2008	3.00 to 1.00
Thereafter	3.25 to 1.00

        SECTION 6.12. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending with the last day of any fiscal quarter ending in or around any period set forth below to be less than the ratio set forth opposite such period below:

Period	Ratio
Restatement Date through December 15, 2004	1.10 to 1.00
Thereafter	1.15 to 1.00

        SECTION 6.13. Maximum Leverage Ratio. Permit the Leverage Ratio as at the last day of any fiscal quarter ending in or around any period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
Restatement Date through June 30, 2004	4.75 to 1.00
July 1, 2004 through December 15, 2004	4.50 to 1.00
December 16, 2004 through April 6, 2005	4.25 to 1.00
April 7, 2005 through April 5, 2006	4.00 to 1.00
April 6, 2006 through April 4, 2007	3.50 to 1.00
April 5, 2007 through April 2, 2008	3.00 to 1.00
Thereafter	2.50 to 1.00

        SECTION 6.14. Fiscal Year. With respect to the Borrower, change its fiscal year-end to a date other than the Wednesday closest to June 30 of each year.

ARTICLE VII

Events of Default

        In case of the happening of any of the following events (“Events of Default”):

        (a)        any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

        (b)        default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

        (c)        default shall be made in the payment of any interest on any Loan or any Fee or L/C Disbursement or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

        (d)        default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a) (with respect to Holdings and the Borrower only) or 5.08 or in Article VI;

        (e)        default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

        (f)        (i) Holdings, the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable, or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

        (g)        an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any Subsidiary, or of a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary or (iii) the winding-up or liquidation of Holdings, the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

        (h)        Holdings, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

        (i)        one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against Holdings, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any Subsidiary to enforce any such judgment;

        (j)        an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $5,000,000;

        (k)        any Guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

        (l)        any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement and except to the extent that such loss is covered by a lender’s title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy;

        (m)        there shall have occurred a Change in Control;

        (n)        default shall be made in the due observance or performance by the Borrower or the Subsidiaries of greater than 10% of the aggregate number of restaurant operating leases of the Borrower and the Subsidiaries, such that the landlords under such leases would be entitled to terminated such leases; or

        (o)        the Indebtedness under the Existing Subordinated Notes or the Existing Holdings Notes or any Guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations, as provided in the Existing Subordinated Note Documents or the Existing Holdings Notes, or any Loan Party or any Affiliate of any Loan Party shall so assert;

then, and in every such event (other than an event with respect to Holdings or the Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:  (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Holdings or the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII

The Administrative Agent and the Collateral Agent

        Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

        The bank serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

        Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or wilful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Holdings, the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

        Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

        Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

        Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation and (except during the continuance of an Event of Default) with the prior approval of the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank and (except during the continuance of an Event of Default) shall be acceptable to the Borrower. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

        Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

ARTICLE IX

Miscellaneous

        SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

        (a)        if to the Borrower or Holdings, to it at 1460 Buffet Way, Eagan, MN 55121, Attention of H. Thomas Mitchell  (Fax No. (651) 365-2356), with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, Attention of Eric S. Goodison and Caxton–Iseman Capital, Inc., 677 Madison Avenue, New York, NY 10019, Attention of Fred Iseman;

        (b)        if to the Administrative Agent, to Credit Suisse First Boston, Eleven Madison Avenue, New York, NY 10010, Attention of Agency Group (Fax No. (212) 325-8304; and

        (c)        if to a Lender, to it at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. Any party hereto may change its address for notices by giving notice of such change to each party hereto in accordance with this Section 9.01.

        SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower or Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Bank, regardless of any investigation made by the Lenders or the Issuing Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank.

        SECTION 9.03. Binding Effect. This Agreement shall become effective as provided in the Amendment Agreement.

        SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, Holdings, the Administrative Agent, the Collateral Agent, the Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

        (b)        Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate or Related Fund of a Lender, (x) the Borrower and the Administrative Agent (and, in the case of any assignment of a Revolving Credit Commitment, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed); provided, however, that the consent of the Borrower shall not be required to any such assignment (1) during the continuance of any Event of Default or (2) if such assignment is made in connection with the primary syndication of the Term Loans to persons previously identified to the Borrower in writing (or to Affiliates of such persons), and (y) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment), (ii) subject to Section 9.04(k), the parties to each such assignment shall (A) electronically execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (which initially shall be ClearPar, LLC) or (B) manually execute and deliver to the Administrative Agent an Assignment and Acceptance, together (except in the case of any assignment to an Affiliate or a Related Fund or unless such fee is otherwise waived by the Administrative Agent in its discretion) with a processing and recordation fee of $3,500 and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

        (c)        By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:  (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitments, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

        (d)        The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and the Borrower, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

        (e)        Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Borrower, the Swingline Lender, the Issuing Bank and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

        (f)        Each Lender may without the consent of the Borrower, the Swingline Lender, the Issuing Bank or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 and shall be bound by the confidentiality provisions contained in Section 9.16 to the same extent as if they were Lenders and (iv) the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans, increasing or extending the Commitments or releasing any Guarantor or all or any substantial part of the Collateral). All amounts payable by the Borrower to any Lender hereunder in respect of any Loan and the applicability of the cost protection provisions contained in Section 2.14, 2.16 and 2.20 shall be determined as if such Lender had not sold or agreed to sell any participation in such Loan, and as if such Lender were funding the participated portion of such Loan the same way that it is funding the portion of such Loan in which no participation has been sold.

        (g)        Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

        (h)        Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto. Any Lender that is a fund that invests in bank loans may (without the consent of the Borrower or the Administrative Agent) pledge all or any portion of its rights in connection with this Agreement to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided that any foreclosure or other exercise of remedies by such trustee shall be subject to the provisions of this Section 9.04 regarding assignments in all respects. No pledge described in the immediately preceding sentence shall release such Lender from its obligations hereunder.

        (i)        Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

        (j)        Neither Holdings nor the Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

        SECTION 9.05. Expenses; Indemnity. (a) The Borrower and Holdings agree, jointly and severally, to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Issuing Bank and the Swingline Lender in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

        (b)        The Borrower and Holdings agree, jointly and severally, to indemnify the Administrative Agent, the Collateral Agent, each Lender, the Issuing Bank and each Related Lender Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

        (c)        To the extent that Holdings and the Borrower fail to pay any amount required to be paid by them to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the Aggregate Revolving Credit Exposure, outstanding Term Loans and unused Commitments at the time.

        (d)        To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

        (e)        The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor.

        SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or Holdings against any of and all the obligations of the Borrower or Holdings now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

        SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE “UNIFORM CUSTOMS”) AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or Holdings in any case shall entitle the Borrower or Holdings to any other or further notice or demand in similar or other circumstances.

        (b)        Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, Holdings and the Required Lenders (except as provided in Section 2.24); provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender adversely affected thereby, (ii)  increase or extend the Commitment or decrease or extend the date for payment of any Fees of any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 9.04(j), the provisions of this Section, the definition of the term “Required Lenders” or release any Guarantor or all or any substantial part of the Collateral (except as provided in Section 9.17), without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, or (v) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(i) without the written consent of such SPC; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender, respectively. Notwithstanding the foregoing and except as provided in Section 9.17, if the Borrower shall request the release of any Collateral to be sold as part of any Asset Sale permitted under Section 6.05 and shall deliver to the Collateral Agent a certificate to the effect that such Asset Sale and the disposition of the proceeds thereof will comply with the terms of this Agreement, the Collateral Agent, if satisfied that the applicable certificate is correct, shall and is hereby authorized to, without the consent of any Lender, execute and deliver all such instruments as may be required to effect the release of such Collateral.

        SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

        SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

        SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

        SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 9.13. Counterparts. [Intentionally Omitted]

        SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

        SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, Holdings or their respective properties in the courts of any jurisdiction.

        (b)        Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c)        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 9.16. Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary or any of their respective obligations, (f) with the consent of the Borrower or (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16. For the purposes of this Section, “Information” shall mean all information received from the Borrower or Holdings and related to the Borrower or Holdings or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure by the Borrower or Holdings; provided that, in the case of Information received from the Borrower or Holdings after the date hereof, such information is clearly identified at the time of delivery as confidential or such information is of such a nature that a prudent person would expect such information to be confidential. Any person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information.

        SECTION 9.17. Release of Collateral. (a) Notwithstanding any other provision of this Agreement or the Guarantee and Collateral Agreement, all Collateral owned by Tahoe Joe’s held under the Guarantee and Collateral Agreement shall be released from the Liens created thereunder, without representation, warranty or recourse of any nature, on a Business Day specified by the Borrower (the “Release Date”), and the provisions of Section 5.06, 5.09 and 5.10 of this Agreement insofar as they relate to such Collateral shall cease to be of any force and effect, upon satisfaction of the following conditions precedent: (i) the Borrower shall have given written notice to the Administrative Agent at least five Business Days’ (or such shorter period as shall be acceptable to the Administrative Agent) prior to the Release Date, specifying the proposed Release Date; (ii) as of the Release Date, a Qualified Tahoe Joe’s Equity Offering or a Tahoe Joe’s Dividend, as the case may be, shall have been consummated; (iii) no Default or Event of Default shall have occurred and be continuing as of the Release Date; and (iv) on the Release Date, the Collateral Agent shall have received a certificate, dated the Release Date and executed on behalf of the Borrower by a Financial Officer of the Borrower, confirming the satisfaction of the conditions precedent set forth in clauses (ii) and (iii) above.

        (b)        Upon the release of Collateral owned by Tahoe Joe’s pursuant to paragraph (a) above, Tahoe Joe’s shall automatically (x) be released from its Guarantee under the Guarantee and Collateral Agreement and cease to be a Subsidiary Guarantor and (y) be deemed not to be a Subsidiary of the Borrower or a Loan Party for purposes of the Loan Documents.

        (c)        Subject to the satisfaction of the conditions set forth in paragraph (a) above, on or after the Release Date, the Lenders hereby expressly authorize the Collateral Agent to, and the Collateral Agent hereby agrees to, execute and deliver to the Borrower all such financing statements, agreements, instruments and documents as the Borrower may reasonably request to effectuate, evidence or confirm the release of Collateral provided for in this Section 9.17. Any execution and delivery of documents pursuant to this Section 9.17 shall be without recourse to or warranty by the Collateral Agent.

        (d)        Without limiting the provisions of Section 9.05, the Borrower shall reimburse the Administrative Agent, the Collateral Agent and the Lenders upon demand for all costs and expenses, including the fees, charges and disbursements of counsel, incurred by any of them in connection with any action contemplated by this Section 9.17.

        SECTION 9.18. Effect of Restatement. This Agreement shall supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the Loans outstanding under the Existing Credit Agreement as of the Restatement Date. The parties hereto acknowledge and agree, however, that, except as expressly provided for herein with respect to the borrowing of Term Loans and the repayment of the Existing Term Loans, (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Loan Documents as in effect prior to the Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Loan Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

        SECTION 9.19. U.S.A. Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the U.S.A. Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.